NAI-5017059628v12 FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 27, 2026 (this “Amendment”), is entered into by and among DECKERS OUTDOOR CORPORATION, a Delaware corporation (the “Company”), DECKERS EUROPE LIMITED, a limited liability company incorporated in England and Wales with company number 05663055 (“Deckers Europe”), DECKERS UK LTD, a limited liability company incorporated in England and Wales with company number 06618944 (“Deckers UK”), DECKERS OUTDOOR CANADA ULC, a British Columbia unlimited liability company (“Deckers Canada”), DECKERS OUTDOOR INTERNATIONAL LIMITED, a Hong Kong public company limited by shares (“Deckers Hong Kong”), DECKERS COROMAR, LLC, a Delaware limited liability company (“Deckers Coromar”) and DBRANDS SGP PTE. LTD., a Singapore private company limited by shares (registration number: 202236962W) (“Deckers Singapore” and, together with the Company, Deckers Europe, Deckers UK, Deckers Canada, Deckers Hong Kong and Deckers Coromar, each, a “Borrower” and, collectively, the “Borrowers”), DECKERS CONSUMER DIRECT CORPORATION, a California corporation (“Deckers Direct”), DECKERS RETAIL, LLC, a California limited liability company (“Deckers California”), DECKERS CAMINO, LLC, a Delaware limited liability company (“Deckers Camino”), and DECKERS PACIFIC CORPORATION, a Delaware corporation (“Deckers Pacific” and, together with Deckers Direct, Deckers California, and Deckers Camino, each a “Guarantor” and, collectively, the “Guarantors” and, together with the Borrowers, each a “Loan Party” and, collectively, the “Loan Parties”), the Existing Lenders (as defined below) party hereto, the other financial institutions party hereto (the “Additional Lenders” and, together with the Existing Lenders, each a “Lender” and, collectively, the “Lenders”), and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). The Borrowers are party to that certain Credit Agreement, dated as of December 19, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”), by and among the Company, the Designated Borrowers party thereto from time to time, the lenders party thereto from time to time (the “Existing Lenders”) and the Administrative Agent. Pursuant to Section 9.02(b) of the Credit Agreement, the Company has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement to, among other things, increase the Commitments and to extend the Maturity Date,in each case, as more fully set forth herein. Pursuant to Section 2.21(b) of the Credit Agreement, the Company has requested that the Administrative Agent and the Lenders release DECKERS BENELUX B.V., a Netherlands limited liability company having its official seat (statutaire zetel) in The Hague, the Netherlands, registered with the Dutch trade register under number 27354489 (the “Released Borrower”) from the Credit Agreement, as more fully set forth herein. In consideration of the mutual execution hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein have the meanings given to them in the Amended Credit Agreement (as defined below). 2. Amendments. (a) Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement (other than the schedules and exhibits thereto) is hereby amended to delete the EXHIBIT 10.1

NAI-5017059628v12 2 stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (the “Amended Credit Agreement”). (b) Effective as of the First Amendment Effective Date, Exhibit C to the Credit Agreement (Form of Compliance Certificate) shall be replaced in its entirety by the Form of Compliance Certificate attached hereto as Exhibit B. (c) Effective as of the First Amendment Effective Date, Schedule 2.01 to the Credit Agreement (Commitments) shall be replaced in its entirety by Schedule 2.01 attached hereto as Exhibit C (the “Commitments Schedule”) and the Commitment and Applicable Percentage of each Lender shall be the amount set forth opposite the name of such Lender on the Commitments Schedule. 3. Effectiveness. This Amendment will become effective upon the date on which the following conditions precedent are first satisfied (or waived) (the “First Amendment Effective Date”): (a) The Administrative Agent shall have received from the Borrowers, the Released Borrower and the Guarantors and from each Lender an executed counterpart of this Amendment (or photocopies thereof sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original). (b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) (i) of counsel for the Borrowers and the Guarantors (other than with regard to Deckers Singapore) and (ii) with regard to Deckers Singapore, of Jones Day as counsel for the Administrative Agent, in each case, covering such matters relating to such Loan Parties, this Amendment or the other Loan Documents as the Administrative Agent may reasonably request. The Borrowers and the Guarantors hereby request their respective counsel to deliver such opinions. (c) The Administrative Agent shall have received (i) a certificate of the Company, Deckers Coromar and each Guarantor, dated the First Amendment Effective Date and executed by its Secretary, Assistant Secretary or a director, which shall (A) certify the resolutions of its Board of Directors, members and/or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation, association or organization of each applicable Loan Party certified by an authorised signatory or the relevant authority of the jurisdiction of organization or incorporation of such Loan Party and a true and correct copy of its constitution, bylaws or operating, management or partnership agreement, (ii) a long form good standing certificate for each applicable Loan Party from its jurisdiction of organization or incorporation, if applicable, and (iii) in respect of each Borrower that is a Foreign Subsidiary, documentation regarding the foregoing as is usual and customary in the jurisdiction of organization or incorporation of each such Borrower, in each case as may be reasonably acceptable to the Administrative Agent. (d) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming the accuracy of the representations and warranties set forth in Section 4 of this Amendment on and as of the First Amendment Effective Date.

NAI-5017059628v12 3 (e) The Administrative Agent shall have received all accrued and unpaid interest and fees for the account of the Lenders, including fees under Section 2.11 of the Credit Agreement and all fees required to be paid pursuant to the First Amendment Fee Letter, and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement. (f) The Administrative Agent shall have received any promissory notes requested by a Lender pursuant to Section 2.09(e) of the Amended Credit Agreement payable to each such requesting Lender, if such Lender has requested any such promissory notes at least five (5) Business Days prior to the First Amendment Effective Date. (g) The Administrative Agent shall have received the results of a recent lien search in the jurisdiction of organization (or, as applicable, incorporation) of each Loan Party, and such search shall reveal no liens on any of the assets of such Loan Parties except for liens permitted by Section 6.02 of the Amended Credit Agreement. (h) (i) The Administrative Agent shall have received, at least five (5) days prior to the First Amendment Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrowers at least ten (10) days prior to the First Amendment Effective Date and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the First Amendment Effective Date, any Lender that has requested, in a written notice to the Borrowers at least ten (10) days prior to the First Amendment Effective Date, a Beneficial Ownership Certification in relation to such Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied). (i) (i) All principal of and interest on all Loans of the Released Borrower, if any, and all fees and other amounts accrued and owing by the Released Borrower pursuant to the Credit Agreement shall have been (A) paid in full on or prior to the First Amendment Effective Date or (B) reallocated to another Borrower pursuant to documentation reasonably acceptable to the Administrative Agent, and (ii) no Letter of Credit issued for the account of the Released Borrower shall be outstanding on the First Amendment Effective Date. 4. Representations and Warranties. The Borrowers represent and warrant, as of the date hereof, that, after giving effect to the provisions of this Amendment: (a) (i) The execution, delivery and performance of this Amendment by each Borrower is within its corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder action, (ii) this Amendment has been duly executed and delivered by such Borrower and (iii) this Amendment constitutes a legal, valid and binding obligation of such Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (b) The representations and warranties of the Loan Parties set forth in Article III of the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof (other than (i) such representations as are made as of a specific earlier

NAI-5017059628v12 4 date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) such representations that are qualified by materiality or as to Material Adverse Effect in the text thereof, in which case such representations and warranties shall be true and correct in all respects); and (c) No Default or Event of Default has occurred and is continuing. 5. Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein. Subject to the express terms of this Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect, and the Borrowers and the Lenders acknowledge and agree that all of their obligations hereunder and under the Credit Agreement and the other Loan Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Amended Credit Agreement. 6. Acknowledgement and Consent of Guarantors. Each Guarantor listed on the signature pages hereof, by its signature below, hereby (a) expressly acknowledges the terms of this Amendment and reaffirms as of the date hereof the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (b) affirms and confirms its obligations under each of the Loan Documents to which it is a party, including its obligations under the Guaranty, and acknowledges and agrees that such obligations under the Guaranty continue in full force and effect in respect of, and to secure, the Obligations under the Amended Credit Agreement and the other Loan Documents, and (c) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement. 7. Lender Joinder. Each Additional Lender acknowledges and agrees that upon its execution of this Amendment, such Additional Lender shall become a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Additional Lender hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers, as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Each Additional Lender shall have the Commitment set forth opposite its name on the Commitments Schedule. 8. Reallocations. On the First Amendment Effective Date, the Borrowers shall be deemed to have borrowed from and/or prepaid Loans of the Lenders immediately prior to the First Amendment Effective Date, so that, after giving effect thereto, the outstanding Loans, if any, are held by all Lenders ratably in accordance with their respective Commitments as set forth on the Commitments Schedule. On and after the First Amendment Effective Date, the ratable share of each Lender’s participation in each outstanding Letter of Credit shall automatically equal such Lender’s Applicable Percentage, after giving effect to the Commitments as set forth on the Commitments Schedule, of the aggregate amount available to be drawn under such Letter of Credit.

NAI-5017059628v12 5 9. Release of Released Borrower. Each Lender party hereto hereby acknowledges and agrees that the Released Borrower shall be released in full from all of its obligations as a “Designated Borrower”, a “Borrower” and a “Loan Party” under the Credit Agreement and each other Loan Document effective automatically upon the occurrence of the First Amendment Effective Date without any further action by any Person. The Administrative Agent and each Lender party hereto hereby agree that this Amendment shall constitute an Election to Terminate delivered in accordance with Section 2.21(b) of the Credit Agreement. 10. Miscellaneous. (a) Each Borrower hereby ratifies the Credit Agreement and each other Loan Document and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement and the other Loan Documents applicable to it and (ii) that it is responsible for the observance and full performance of its obligations. (b) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. (c) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. (d) This Amendment shall be construed in accordance with and governed by the law of the State of New York. (e) The provisions of Sections 9.03 (Expenses; Indemnity; Damage Waiver) (except clause (c) thereof); 9.05 (Survival); 9.06 (Counterparts; Integration; Effectiveness; Electronic Execution); 9.09 (Governing Law; Jurisdiction; Consent to Service of Process); 9.10 (WAIVER OF JURY TRIAL) and 9.12 (Confidentiality) of the Credit Agreement shall apply with like effect to this Amendment. 11. No Waivers. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank, the Administrative Agent or any other party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. 12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. 13. Entirety. This Amendment, together with the other Loan Documents, embodies the

NAI-5017059628v12 6 entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. Borrowers: DECKERS OUTDOOR CORPORATION By: /s/ Steven J. Fasching Name: Steven J. Fasching Title: Chief Financial Officer DECKERS EUROPE LIMITED By: /s/ Alexander Henderson Name: Alexander Henderson Title: Secretary DECKERS UK LTD By: /s/ Alexander Henderson Name: Alexander Henderson Title: Secretary DECKERS OUTDOOR CANADA ULC By: /s/ Alexander Henderson Name: Alexander Henderson Title: Director DECKERS OUTDOOR INTERNATIONAL LIMITED By: /s/ Andrew Pitter Name: Andrew Pitter Title: Director DECKERS COROMAR, LLC By: /s/ Steven J. Fasching Name: Steven J. Fasching Title: President DBRANDS SGP PTE. LTD By: /s/ Andrew Pitter Name: Andrew Pitter Title: Director [Signature Page to First Amendment to Credit Agreement]

Guarantors: DECKERS CONSUMER DIRECT CORPORATION By: /s/ Steven J. Fasching Name: Steven J. Fasching Title: Chief Financial Officer DECKERS RETAIL, LLC By: /s/ Steven J. Fasching Name: Steven J. Fasching Title: Chief Financial Officer DECKERS CAMINO, LLC By: /s/ Steven J. Fasching Name: Steven J. Fasching Title: Chief Financial Officer DECKERS PACIFIC CORPORATION By: /s/ Steven J. Fasching Name: Steven J. Fasching Title: Chief Financial Officer [Signature Page to First Amendment to Credit Agreement]

CITIBANK, N.A., as a Lender, as an Issuing Bank and as Administrative Agent By: /s/ Nicole Briley Name: Nicole Briley Title: Senior Vice President [Signature Page to First Amendment to Credit Agreement]

Fifth Third Bank, National Association, successor by merger to Comerica Bank, as a Lender, as an Issuing Bank By: /s/ Anita Chan Name: Anita Chan Title: Vice President [Signature Page to First Amendment to Credit Agreement]

HSBC BANK USA, N.A., as a Lender, as an Issuing Bank By: /s/ Kevin Toda Name: Kevin Toda Title: Senior Vice President [Signature Page to First Amendment to Credit Agreement]

Bank of America, N.A., as a Lender By: /s/ Peter Christensen Name: Peter Christensen Title: Senior Vice President [Signature Page to First Amendment to Credit Agreement]

BMO Bank, N.A., as a Lender By: /s/ Karen Ryan Name: Karen Ryan Title: Vice President [Signature Page to First Amendment to Credit Agreement]

The Huntington National Bank, as a Lender By: /s/ Mike Kelly Name: Mike Kelly Title: Director [Signature Page to First Amendment to Credit Agreement]

BNP PARIBAS, as a Lender By: /s/ Claudia Zarate Name: Claudia Zarate Title: Managing Director By: /s/ Alan Vitulich Name: Alan Vitulich Title: Managing Director [Signature Page to First Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender By: /s/ Ananda DeRoche Name: Ananada DeRoche Title: Authorized Signatory [Signature Page to First Amendment to Credit Agreement]

JPMorgan Chase Bank, N.A., as a Lender By: /s/ James Kyle O’Donnell Name: James Kyle O’Donnell Title: Vice President [Signature Page to First Amendment to Credit Agreement]

NAI-5017059628v12 Exhibit A Amended Credit Agreement [See attached]

NAI-5017059007v15017059007v9 CUSIP: CB1235052 CREDIT AGREEMENT dated as of December 19, 2022∗ among DECKERS OUTDOOR CORPORATION, as the Company, The Subsidiaries of the Company Party Hereto as Designated Borrowers, The Lenders Party Hereto and CITIBANK, N.A., as Administrative Agent and COMERICA BANK, as Sole Syndication Agent ___________________________ CITIBANK, N.A., COMERICAFIFTH THIRD BANK, NATIONAL ASSOCIATION, and HSBC BANK USA, N.A., as Joint Lead Arrangers and Joint Bookrunners ∗ As amended by the First Amendment to Credit Agreement, dated as of August 27, 2026.

NAI-5017059007v9 TABLE OF CONTENTS Page -i- ARTICLE I Definitions 1 SECTION 1.01 Defined Terms 1 SECTION 1.02 Pro Forma Calculations 3941 SECTION 1.03 Terms Generally 3941 SECTION 1.04 Accounting Terms; GAAP 4042 SECTION 1.05 Exchange Rates; Currency Equivalents 4042 SECTION 1.06 Interest Rates; Benchmark Notification 4143 SECTION 1.07 Divisions 4143 ARTICLE II The Credits 4143 SECTION 2.01 Commitments 4143 SECTION 2.02 Loans and Borrowings 4244 SECTION 2.03 Requests for Borrowings 4345 SECTION 2.04 [Reserved] 4446 SECTION 2.05 Letters of Credit 4446 SECTION 2.06 Funding of Borrowings 4952 SECTION 2.07 Interest Elections 5052 SECTION 2.08 Termination and Reduction of Commitments 5154 SECTION 2.09 Repayment of Loans; Evidence of Debt 5255 SECTION 2.10 Prepayment of Loans 5355 SECTION 2.11 Fees 5456 SECTION 2.12 Interest 5557 SECTION 2.13 Alternate Rate of Interest; Illegality 5659 SECTION 2.14 Increased Costs 6063 SECTION 2.15 Break Funding Payments 6265 SECTION 2.16 Withholding of Taxes; Gross-Up 6365 SECTION 2.17 Payments Generally; Pro Rata Treatment; Sharing of Set-offs 6972 SECTION 2.18 Mitigation Obligations; Replacement of Lenders 7174 SECTION 2.19 Increase in Commitments 7376 SECTION 2.20 Defaulting Lenders 7477 SECTION 2.21 Designated Borrowers 7779

NAI-5017059007v9 TABLE OF CONTENTS (continued) Page -ii- SECTION 2.22 Extensions of Maturity 7881 SECTION 2.23 Sustainability Adjustments 8082 ARTICLE III Representations and Warranties 8183 SECTION 3.01 Organization; Powers 8184 SECTION 3.02 Authorization; Enforceability 8184 SECTION 3.03 Governmental Approvals; No Conflicts 8184 SECTION 3.04 Financial Condition; No Material Adverse Change 8284 SECTION 3.05 Properties 8285 SECTION 3.06 Litigation and Environmental Matters 8285 SECTION 3.07 Compliance with Laws and Agreements 8385 SECTION 3.08 Investment Company Status 8385 SECTION 3.09 Taxes 8386 SECTION 3.10 ERISA 8386 SECTION 3.11 Disclosure 8386 SECTION 3.12 Anti-Corruption Laws and Sanctions 8486 SECTION 3.13 Patriot Act 8487 SECTION 3.14 Canadian Defined Benefit Plans 8487 SECTION 3.15 Affected Financial Institutions 8587 SECTION 3.16 Solvent 85 ARTICLE IV Conditions 8587 SECTION 4.01 Effective Date 8587 SECTION 4.02 Each Credit Event 8789 ARTICLE V Affirmative Covenants 8790 SECTION 5.01 Financial Statements; Ratings Change and Other Information 8790 SECTION 5.02 Notices of Material Events 8992 SECTION 5.03 Existence; Conduct of Business 9093 SECTION 5.04 Payment of Obligations 9093 SECTION 5.05 Maintenance of Properties; Insurance 9093 SECTION 5.06 Books and Records; Inspection Rights 9093 SECTION 5.07 Compliance with Laws 9194

NAI-5017059007v9 TABLE OF CONTENTS (continued) Page -iii- SECTION 5.08 Use of Proceeds and Letters of Credit 9194 SECTION 5.09 Covenant to Guarantee Obligations 9194 SECTION 5.10 DAC 6.. 9295 ARTICLE VI Negative Covenants 9395 SECTION 6.01 Indebtedness 9395 SECTION 6.02 Liens 9597 SECTION 6.03 Fundamental Changes 9698 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions 9699 SECTION 6.05 Swap Agreements 98101 SECTION 6.06 Restricted Payments 98101 SECTION 6.07 Transactions with Affiliates 99101 SECTION 6.08 Restrictive Agreements 99101 SECTION 6.09 Accounting Changes 100102 SECTION 6.10 Financial Covenant 100102 SECTION 6.11 Prepayments, Etc., of Indebtedness 100Reserved 102 SECTION 6.12 Canadian Defined Benefit Plans 100102 SECTION 6.13 United Kingdom Pensions Act 100102 SECTION 6.14 Section 102(b)(2) of the General Corporation Law of the State of Delaware 100 ARTICLE VII Events of Default 101103 SECTION 7.01 Events of Default 101103 SECTION 7.02 Application of Payments 103105 ARTICLE VIII The Administrative Agent 104106 SECTION 8.01 Authorization and Action 105106 SECTION 8.02 Administrative Agent’s Reliance, Indemnification, Etc 107109 SECTION 8.03 Posting of Communications 109110 SECTION 8.04 The Administrative Agent Individually 110112 SECTION 8.05 Successor Administrative Agent 110112 SECTION 8.06 Acknowledgements of Lenders and Issuing Bank 111113 SECTION 8.07 Certain ERISA Matters 113117 SECTION 8.08 Cash Management Agreements and Hedge Agreements 114118

NAI-5017059007v9 TABLE OF CONTENTS (continued) Page -iv- ARTICLE IX Miscellaneous 114119 SECTION 9.01 Notices 114119 SECTION 9.02 Waivers; Amendments 116120 SECTION 9.03 Expenses; Indemnity; Damage Waiver 117122 SECTION 9.04 Successors and Assigns 119123 SECTION 9.05 Survival 123127 SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution 123128 SECTION 9.07 Severability 124128 SECTION 9.08 Right of Setoff 124128 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process 125129 SECTION 9.10 WAIVER OF JURY TRIAL 126130 SECTION 9.11 Headings 126130 SECTION 9.12 Confidentiality 126130 SECTION 9.13 Material Non-Public Information 127131 SECTION 9.14 Interest Rate Limitation 127132 SECTION 9.15 No Fiduciary Duty, etc 128132 SECTION 9.16 USA PATRIOT Act 128133 SECTION 9.17 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 129133 SECTION 9.18 Acknowledgement Regarding Any Supported QFCs 129134 SECTION 9.19 Anti-Money Laundering 130134 SECTION 9.20 Judgment Currency 130134

NAI-5017059007v15017059007v9 -i- SCHEDULES: Schedule 2.01 -- Commitments Schedule 2.23 -- Sustainability Targets Schedule 3.06 -- Disclosed Matters Schedule 6.01 -- Existing Indebtedness Schedule 6.02 -- Existing Liens Schedule 6.04 -- Existing Investments Schedule 6.08 -- Existing Restrictions EXHIBITS: Exhibit A -- Form of Assignment and Assumption Exhibit B -- Reserved Exhibit C -- Form of Compliance Certificate Exhibit D -- Form of Guaranty Exhibit E -- Form of U.S. Tax Compliance Certificate Exhibit F-1 -- Form of Election to Participate Exhibit F-2 -- Form of Election to Terminate

NAI-5017059007v9 1 CREDIT AGREEMENT dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among DECKERS OUTDOOR CORPORATION, a Delaware corporation, as the Company, DECKERS EUROPE LIMITED, a limited liability company incorporated in England and Wales with company number 05663055 (“Deckers Europe”), DECKERS UK LTD, a limited liability company incorporated in England and Wales with company number 06618944 (“Deckers UK”), DECKERS BENELUX B.V., a Netherlands limited liability company having its official seat (statutaire zetel) in The Hague, the Netherlands, registered with the Dutch trade register under number 27354489 (“Deckers Benelux”), DECKERS OUTDOOR CANADA ULC, a British Columbia unlimited liability company (“Deckers Canada”), DECKERS OUTDOOR INTERNATIONAL LIMITED, a Hong Kong limited liabilitypublic company limited by shares (“Deckers Hong Kong”), DECKERS COROMAR, LLC, a Delaware limited liability company (“Deckers Coromar”) and DBRANDS SGP PTE. LTD., a Singapore private company limited by shares (registration number: 202236962W) (“Deckers Singapore”), each other DESIGNATED BORROWER party hereto from time to time, the LENDERS party hereto from time to time, and CITIBANK, N.A., as Administrative Agent. The parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. All ABR Loans shall be denominated in Dollars. “Acquisition” means with respect to any Person, the purchase or other acquisition of (i) any Equity Interests of another Person if immediately thereafter such other Person would become a Subsidiary of such Person, (ii) all or substantially all of the assets of another Person, or (iii) a division or business unit of another Person, in each case other than of Persons that immediately prior to such transaction was already a Subsidiary. “Additional Lender” has the meaning set forth in Section 2.19(b). “Adjusted EURIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

NAI-5017059007v9 2 “Administrative Agent” means Citibank, N.A., including its branches and Affiliates, in its capacity as administrative agent for the Lenders hereunder, or any successor administrative agent. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Indemnitee” has the meaning assigned to it in Section 9.03(c). “Agreed Currencies” means Dollars and each Approved Currency. “Agreement” has the meaning set forth in the preamble hereto. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.00% and (c) the Adjusted Term SOFR Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.13 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.13(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “AML Legislation” has the meaning set forth in Section 9.18. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including but not limited to, the Foreign Corrupt Practices Act of 1977 and the UK Bribery Act of 2010, in each case, as amended, and including the rules and regulations thereunder. “Applicable Party” has the meaning assigned to it in Section 8.03(c). “Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender'sLender’s Commitment; provided, that in the case of Section 2.20, when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the total Commitments (disregarding any Defaulting Lender's Commitment) represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to any Lender's status as a Defaulting Lender at the time of determination.

"Applicable Rate" means, for any day, with respect to any ABR Loan, Term Benchmark Loan, RFR Loan, CBR Loan, or with respect to the commitment fees payable hereunder (the "Commitment Fees"), as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Term Benchmark, ~~CDOR~~Term CORRA and RFR Spread" or "Commitment Fee Rate", as the case may be, determined by reference to the Total Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.01(c) (and, in the case of CBR Loans, shall be the same as the most recent rate per annum set forth below under the caption "Term Benchmark, ~~CDOR~~Term CORRA and RFR Spread"):

Category	Total Net Leverage Ratio	ABR Spread	Term Benchmark, ~~CDOR~~Term CORRA and RFR Spread	Commitment Fee Rate
Category 1	Less than 1.50 to 1.00	0.00%	1.00%	~~0.125~~0.10%
Category 2	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	0.25%	1.25%	~~0.15~~0.125%
Category 3	Greater than or equal to 2.00 to 1.00 but less than 2.75 to 1.00	0.375%	1.375%	~~0.175~~0.15%
Category 4	Greater than or equal to 2.75 to 1.00	~~0.625~~0.50%	~~1.625~~1.50%	~~0.20~~0.175%

From the First Amendment Effective Date until the date that a Compliance Certificate is required to be delivered pursuant to Section 5.01(c) for the fiscal quarter of the Company ending ~~December 31, 2022~~September 30, 2026, Category 1 shall apply. Any increase or decrease in the Applicable Rate resulting from a change in the Total Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.01(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Category 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date such Compliance Certificate is delivered.

NAI-5017059007v9 3

NAI-5017059007v9 4 Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.12(f). “Applicable Time” means, with respect to any Borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Currency” means Euros, Sterling, Canadian Dollars and any other currency (other than dollars) approved by the Administrative Agent, each Lender and the Issuing Bank. “Approved Currency Sublimit” means an amount equal to the lesser of the total Commitments and $175,000,000. The Approved Currency Sublimit is part of, and not in addition to, the total Commitments. “Approved Electronic Platform” has the meaning assigned to it in Section 8.03(a). “Approved Fund” has the meaning assigned to such term in Section 9.04. “Arranger” means each of Citibank, N.A., ComericaFifth Third Bank, National Association and HSBC Bank USA, N.A., in their capacities as bookrunner and lead arranger hereunder. “Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. “Auto-Extension Letter of Credit” has the meaning set forth in Section 2.05(c). “Available Basket” shall mean, on any date of determination (the “Available Basket Reference Date”), an amount equal to the sum, without duplication, of: (i) an amount equal to the greater of (x) $94,000,000211,000,000 and (y) 15.0% of Consolidated EBITDA for the period of four fiscal quarters of the Company most recently ended for which financial statements have been or are required to have been delivered pursuant to Section 5.01 prior to the Available Basket Reference Date; plus (ii) an amount equal to 50% of Consolidated Net Income on a cumulative basis during the period from and including the first day of the fiscal quarter of the Company in which the Effective Date occurred through and including the last day of the most recently ended fiscal quarter of the Company prior to the Available Basket Reference Date for which financial statements have been delivered pursuant to

NAI-5017059007v9 5 Section 5.01 (provided that in no event shall the amount under this clause (ii) be less than zero); minus (iii) the sum of (a) the aggregate amount of investments, loans and advances made using the Available Basket pursuant to Section 6.04(l), (b) the aggregate amount of Restricted Payments made using the Available Basket pursuant to Section 6.06(e) and (c) the aggregate amount of prepayments, redemptions, purchases, defeasances or other satisfactions of Indebtedness made using the Available Basket prior to such date pursuant to Section 6.11(a)(2), in each case under this clause (iii) during the period from and including the Effective Date through and including the Available Basket Reference Date (without taking account of the intended usage of the Available Basket on such Available Basket Reference Date for which such determination is being made). “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.13(f). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings) and (c) in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute. “Bank Levy” means any amount payable by any Lender or any of its Affiliates on the basis of, or in relation to, its balance sheet or capital base or any part of that person or its

NAI-5017059007v9 6 liabilities or minimum regulatory capital or any combination thereof (including, without limitation the UK bank levy as set out in the Finance Act 2011; and (b) the Dutch bankenbelasting as set out in the bank levy act (Wet bankenbelasting)), and any other levy or tax in any jurisdiction levied on a similar basis or for a similar purpose or any financial activities taxes (or other taxes) of a kind contemplated in the European Commission consultation paper on financial sector taxation dated 22 February 2011. “Basel II” has the meaning assigned to such term in the definition of “Change in Law”. “Basel III” means: (a) the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated; (b) the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and (c) any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”. “Benchmark” means, initially, with respect to any Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.13(b). “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Approved Currency, “Benchmark Replacement” shall mean the alternative set forth in (2) below: (1) in the case of any Loan denominated in Dollars, the sum of: (a) Daily Simple SOFR and (b) 0.10%; (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or

NAI-5017059007v9 7 then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the

NAI-5017059007v9 8 published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; provided that, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in

NAI-5017059007v9 9 the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative; provided that, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13. “Beneficial Owner” means, with respect to any U.S. Federal withholding Tax, the beneficial owner, for U.S. Federal income tax purposes, to whom such Tax relates. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code, (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”, and (d) a similar plan pursuant to the laws of Canada. “BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrowers” means the Company and the Designated Borrowers. “Borrower DTTP Filing” means an HM Revenue & Customs’ Form DTTP2, duly completed and filed by the relevant Borrower within the applicable time limit, which contains the scheme reference number and jurisdiction of tax residence provided by a Lender to the relevant Borrowers and the Administrative Agent. “Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect. “Borrowing Request” means a request by a Borrower for a Borrowing in accordance with Section 2.03.

NAI-5017059007v9 10 “Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, “Business Day” shall exclude, (a) in relation to Loans denominated in Sterling, any day on which banks are not open for business in London, (b) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day that is not a TARGET Day, (c) in relation to Loans denominated in Canadian Dollars, any day on which banks are not open for business in Toronto, Ontario, (d) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is not an RFR Business Day, and (e) in relation to any Term Benchmark Loan denominated in Dollars or ABR Loans calculated pursuant to clause (c) of the definition of “Alternate Base Rate” and any interest rate settings, fundings, disbursements, settlements or payments of any such Term Benchmark Loan, any such day that is not a U.S. Government Securities Business Day. “Canadian Defined Benefit Plan” means a “registered pension plan”, as that term is defined in subsection 248(1) of the Income Tax Act (Canada), which is or was sponsored, administered or contributed to, or required to be contributed to by, any Loan Party or under which any Loan Party has any actual or potential liability, and which contains a “defined benefit provision”, as defined in subsection 147.1(1) of the Income Tax Act (Canada). “Canadian Dollar” means lawful money of Canada. “Canadian Loan Party” means any Loan Party incorporated or otherwise organized under the laws of Canada or any province or territory thereof. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, stored value card, purchase card, pooling, netting, electronic funds transfer, merchant services and other cash management arrangements, that is entered into by and between the Company or any Subsidiary and any Cash Management Bank. “Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender (or was, at the time it entered into a Cash Management Agreement, a lender or an Affiliate of a lender under the Existing Credit Agreement), in its capacity as a party to such Cash Management Agreement. “CBR Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate.

NAI-5017059007v9 11 “Central Bank Rate” means, (A) the greater of (i) for any Loan denominated in (a) Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (b) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, and (c) any other Approved Currency determined after the Effective Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion and (ii) zero; plus (B) the applicable Central Bank Rate Adjustment. “Central Bank Rate Adjustment” means, for any day, for any Loan denominated in (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the EURIBOR Rate for the five most recent Business Days preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest EURIBOR Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, (b) Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of SONIA for the five most recent RFR Business Days preceding such day for which SONIA was available (excluding, from such averaging, the highest and the lowest SONIA applicable during such period of five RFR Business Days) minus (ii) the Central Bank Rate in respect of Sterling in effect on the last RFR Business Day in such period, and (c) any other Alternative Currency determined after the Effective Date, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (B) of the definition of such term and (y) the EURIBOR Rate on any day shall be based on the EURIBOR Screen Rate on such day at approximately the time referred to in the definition of such term for deposits in the applicable Agreed Currency for a maturity of one month (or, in the event the EURIBOR Screen Rate for deposits in the applicable Agreed Currency is not available for such maturity of one month, shall be based on the EURIBOR Interpolated Rate as of such time); provided that if such rate as so determined would be less than zerothe Floor, such rate shall be deemed to be zerothe Floor. “CDOR Rate” means for the relevant Interest Period, the Canadian dollar offered rate which, in turn means on any day the annual rate of interest determined with reference to the arithmetic average of the discount rate quotations of all institutions listed in respect of the relevant Interest Period for Canadian Dollar-denominated bankers’ acceptances displayed and identified as such on the “Reuters Screen CDOR Page” as defined in the ISDA Definitions as of 10:00 a.m. Toronto local time on such day and, if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by Administrative Agent after 10:00 a.m. Toronto local time to reflect any error in the posted rate of interest or in the posted average annual rate of interest); provided that if such rates are not available on the Reuters Screen CDOR

NAI-5017059007v9 12 Page on any particular day, then the CDOR Rate on that day shall be calculated as the arithmetic mean of the rates applicable to Canadian Dollar denominated bankers’ acceptances for the relevant period publicly quoted for customers in Canada by banks listed in Schedule I of the Bank Act (Canada) as of 10:00 a.m. Toronto, Ontario local time on such day,; or if such day is not a Business Day, then on the immediately preceding Business Day; provided, that if the CDOR Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “CFC” shall mean any Person that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “CFC Debt” means intercompany Indebtedness owed or treated as owed by one or more Foreign Subsidiaries. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; or (b) the acquisition of direct or indirect Control of the Company by any Person or group. “Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of (a) the adoption of or taking effect of any law, rule, treaty or regulation, (b) any change in any law, rule, treaty or regulation or in the administration, interpretation, implementation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender'sLender’s or the Issuing Bank'sBank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented; provided that all changes arising as a result of (A) the Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting and, (B) the implementation or application of, or compliance with, the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the First Amendment Effective Date (but excluding any amendment to Basel II arising out of Basel III) (“Basel II”) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Loan Party or any of its Affiliates), and (C) any Withdrawal Event shall not be deemed a Change in Law.

NAI-5017059007v9 13 “Charges” has the meaning set forth in Section 9.14. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking Term SOFR (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender'sLender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender'sLender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments as of the First Amendment Effective Date is $400,000,000500,000,000. “Communications” has the meaning assigned to it in Section 8.03(c). “Company” means Deckers Outdoor Corporation, a Delaware corporation. “Compliance Certificate” has the meaning assigned to such term in Section 5.01(c). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus: (a) the following to the extent deducted in calculating such Consolidated Net Income, without duplication: (i) Consolidated Interest Expense for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) [reserved],

NAI-5017059007v9 14 (v) non-cash share based compensation expense for such period, (vi) other expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (vii) extraordinary, non-recurring or unusual cash items, (viii) restructuring charges, reserves, integration costs and other business optimization expenses or costs for the applicable trailing four fiscal quarter period, including one-time costs incurred in connection with acquisitions or divestures after the Effective Date permitted hereunder, and costs related to the closure and/or consolidation of facilities or stores and to exiting any lines of business, provided that any such charges, reserves, costs and expenses shall not exceed, together with the amount of any cost savings or synergies described in clause (ix) below, for any applicable trailing four fiscal quarter period, the greater of (x) $94,000,000211,000,000 and (y) 15.0% of Consolidated EBITDA for such period (determined prior to giving effect to this clause (viii) or clause (ix) below), (ix) the amount of any “run-rate” cost savings and synergies projected by the Company in good faith to result from actions taken prior to or during such period (as shall be certified by a Responsible Officer of the Company), if such cost savings are reasonably identifiable and reasonably anticipated to result from such actions and are reasonably expected to be realized within 18 months from the date of such action, provided that any such cost savings and synergies shall not exceed, together with the amount of any charges, reserves, costs and expenses included pursuant to clause (viii) above, for any applicable trailing four fiscal quarter period, the greater of (x) $94,000,000211,000,000 and (y) 15.0% of Consolidated EBITDA for such period (determined prior to giving effect to this clause (ix) or clause (viii) above), and (x) transaction expenses in connection with (A) this Agreement, the other Loan Documents, any Cash Management Agreement, any Hedge Agreement and the transactions contemplated hereby and thereby and (B) any acquisition, investment, asset sale, incurrence of Indebtedness or amendment to any debt facility which would be permitted under this Agreement, in each case, whether or not such transaction is consummated, and minus (b) the following to the extent added in calculating such Consolidated Net Income, without duplication: (i) federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period, (ii) all non-cash items increasing Consolidated Net Income for such period, and (iii) extraordinary, non-recurring or unusual cash gains or receipts. “Consolidated Interest Expense” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of all interest, premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with

NAI-5017059007v9 15 borrowed money or in connection with the deferred purchase price of assets, in each case to the extent treated as interest expense in accordance with GAAP. “Consolidated Net Income” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the net income of the Company and its Subsidiaries (in accordance with GAAP) for that period. “Consolidated Tangible Net Assets” means Consolidated Total Assets minus the aggregate amount, for the Company and its Subsidiaries on a consolidated basis, of all assets classified as intangible assets under GAAP, including, without limitation, goodwill, trademarks, patents, copyrights, organization expenses, franchises, licenses, trade names, brand names, mailing lists, catalogs, excess of cost over book value of assets acquired, and bond discount and underwriting expenses. “Consolidated Total Assets” means as of any date of determination thereof, the aggregate consolidated net book value of the assets of the Company and its Subsidiaries after all appropriate adjustments in accordance with GAAP. “Consolidated Total Debt” means, on any date of determination, the aggregate amount of Indebtedness of the Company and its Subsidiaries on a consolidated basis on such date, without duplication, but excluding (i) any such Indebtedness consisting of Guarantees of operating leases, (ii) any Indebtedness described in clauses (c), (d) or (e) of the definition of “Indebtedness” (and not otherwise constituting Indebtedness), (iii) any Indebtedness under clause (h) or (i) of the definition of “Indebtedness” until such letters of credit, letters of guaranty or bankers’ acceptances are drawn upon or exercised or otherwise become due and payable, (iv) any Indebtedness consisting of customs duty deferment bonds in the ordinary course of business, (v) any Indebtedness incurred by Deckers Benelux arising as a result of fiscal unity (fiscale eenheid), (vi) any trade debt incurred in the ordinary course of business, and (vii) Indebtedness related to SheepskinRaw Materials Arrangements. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator). “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Party” means the Administrative Agent, the Issuing Banks, the Lenders, the Cash Management Banks and the Hedge Banks. “DAC6” means the Council Directive of 25 May 2018 (2018/822/EU) amending Directive 2011/16/EU.

NAI-5017059007v9 16 “Daily Simple RFR” means, for any day (an “RFR Interest Day”), a rate per annum equal to the greater of: (a) for any RFR Loan denominated in Sterling, the sum of (i) SONIA for the day that is five (5) Business Days prior to (A) if such RFR Interest Day is a Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not a Business Day, the Business Day immediately preceding such RFR Interest Day plus (ii) 0.1193%, and (b) zero. Any change in Daily Simple RFR due to a change in the RFR shall be effective from and including the effective date of such change in the RFR without notice to the Borrowers. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrowers. “Debtor Relief Laws” means the Bankruptcy Code of the United States, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding Up and Restructuring Act (Canada), the Insolvency Act 1986 of the United Kingdom, the Insolvency, Restructuring and Dissolution Act 2018 of Singapore, the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the laws of Hong Kong) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, scheme of arrangement, judicial management or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect, including any applicable corporations legislation to the extent the relief sought under such corporations legislation relates to or involves the compromise, settlement, adjustment or arrangement of debt and including, for the avoidance of doubt, any Law of the State of Delaware relating to a compromise or arrangement contemplated by Section 102(b)(2) of the General Corporation Law of the State of Delaware. “Deckers Benelux” has the meaning set forth in the preamble hereto.means Deckers Benelux B.V., a Netherlands limited liability company having its official seat (statutaire zetel) in The Hague, the Netherlands, registered with the Dutch trade register under number 27354489. “Deckers Canada” has the meaning set forth in the preamble hereto. “Deckers Coromar” has the meaning set forth in the preamble hereto. “Deckers Europe” has the meaning set forth in the preamble hereto. “Deckers Hong Kong” has the meaning set forth in the preamble hereto. “Deckers Singapore” has the meaning set forth in the preamble hereto. “Deckers UK” has the meaning set forth in the preamble hereto.

NAI-5017059007v9 17 “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means, subject to the last paragraph of Section 2.20, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank or any Lender any amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified the Company, the Administrative Agent, any Issuing Bank or any other Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent, the Company, or, to the extent an Issuing Bank has outstanding LC Exposure at such time, such Issuing Bank, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, such Issuing Bank or the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to the last paragraph of Section 2.20) upon delivery of written notice of such determination to the Company, each Issuing Bank and each Lender. “Designated Borrower” means each Effective Date Subsidiary Borrower and each Subsidiary as to which an Election to Participate shall have been delivered to the Administrative Agent after the Effective Date, but in each case excluding any such Subsidiary as to which an

NAI-5017059007v9 18 Election to Terminate shall have been delivered to the Administrative Agent by the Company, in each case pursuant to Section 2.21. “Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06. “Dollars”, “dollars” or “$” refers to lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Effective Date Subsidiary Borrowers” means (a) as of the Effective Date, each of Deckers Europe, Deckers UK, Deckers Benelux, Deckers Canada, Deckers Hong Kong, Deckers Coromar and Deckers Singapore and (b) as of the First Amendment Effective Date, each of Deckers Europe, Deckers UK, Deckers Canada, Deckers Hong Kong, Deckers Coromar and Deckers Singapore. “Election to Participate” means an election by the Company to designate a Subsidiary as a Designated Borrower hereunder executed by the Company and such Designated Borrower substantially in the form of Exhibit F-1. “Election to Terminate” means an election by the Company to terminate a Designated Borrower’s status as a Borrower hereunder, executed by the Company substantially in the form of Exhibit F-2. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or

NAI-5017059007v9 19 entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to human health and safety matters (insofar as such health and safety may be adversely affected by exposure to dangerous or harmful substances or environmental conditions). “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding any debt securities convertible into any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “Erroneous Payment” has the meaning set forth in Section 8.06(c)(i).

NAI-5017059007v9 20 “Erroneous Payment Deficiency Assignment” has the meaning set forth in Section 8.06(c)(iv). “Erroneous Payment Impacted Class” has the meaning set forth in Section 8.06(c)(iv). “Erroneous Payment Return Deficiency” has the meaning set forth in Section 8.06(c)(iv). “Erroneous Payment Subrogation Rights” has the meaning set forth in Section 8.06(c)(vi). “ESG Amendment” has the meaning set forth in Section 2.23. “ESG Pricing Provisions” has the meaning set forth in Section 2.23. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “EU Entity” means any undertaking, whether or not having separate legal personality, including any company, corporation, partnership, limited liability partnership, unincorporated association, trust or other body corporate or unincorporated body of persons, that is incorporated, established, organized or otherwise constituted under the laws of a EEA Member Country. “EURIBOR Interpolated Rate” means, at any time, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the EURIBOR Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the EURIBOR Screen Rate for the longest period (for which the EURIBOR Screen Rate is available for Euros) that is shorter than the Impacted EURIBOR Rate Interest Period; and (b) the EURIBOR Screen Rate for the shortest period (for which the EURIBOR Screen Rate is available for Euros) that exceeds the Impacted EURIBOR Rate Interest Period, in each case, at such time; provided that, if any EURIBOR Interpolated Rate as so determined would be less than zerothe Floor, such rate shall be deemed to be zerothe Floor for purposes of this Agreement. “EURIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate at approximately 11:00 a.m., Brussels time, two TARGET Days prior to the commencement of such Interest Period; provided that, if the EURIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted EURIBOR Rate Interest Period”) with respect to Euros then the EURIBOR Rate shall be the EURIBOR Interpolated Rate. “EURIBOR Screen Rate” means the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration

NAI-5017059007v9 21 of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters at approximately 11:00 a.m., Brussels time, two TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Borrowers. If the EURIBOR Screen Rate shall be less than zerothe Floor, the EURIBOR Screen Rate shall be deemed to be zerothe Floor for purposes of this Agreement. “Euro” and "“€"” means the single currency of the Participating Member States. “Event of Default” has the meaning assigned to such term in Section 7.01. “Excluded Subsidiary” means (a) the Real Estate Subsidiary, so long as the Real Estate Subsidiary does not have any material revenues other than lease-related payments by the Company with respect to the Headquarters Building or own any material assets other than the Headquarters Building, the land on which the Headquarters Building sits, related fixtures, related office equipment, related furnishings and de minimis cash balances (other than cash balances in connection with related mortgage payments, if any) and (b) any other wholly-owned Domestic Subsidiary that is a Significant Subsidiary that is prohibited by applicable law or contract (with respect to any such contractual restriction, only to the extent existing on the Effective Date or the date on which the applicable Person becomes a direct or indirect wholly-owned Domestic Subsidiary of the Company that is a Significant Subsidiary (and not created in contemplation of such acquisition)) from guaranteeing the Obligations or which would require governmental (including regulatory) consent, approval, license or authorization to provide a Guarantee (unless such consent, approval, license or authorization has been received) of the Obligations so long as such Subsidiary has used commercially reasonable efforts to obtain such consent, approval, license or authorization (it being understood and agreed that such commercially reasonable efforts shall in no event involve the payment of money to any third party, other than customary filing, licensure or other similar fees). As of the Effective Date, the only wholly-owned Domestic Subsidiary that is a Significant Subsidiary that is an Excluded Subsidiary is the Real Estate Subsidiary. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. and Canadian federal and United Kingdom withholding Taxes (excluding (x) the portion of United Kingdom withholding Taxes with respect to which the applicable Lender is entitled to claim a reduction under an income tax treaty; provided that the Lender has cooperated with the Borrower to complete necessary procedural formalities (except for these purposes, it shall be assumed that the Lender has cooperated with the Borrower to complete necessary procedural formalities where it has (i) provided the Borrower or Administrative Agent its HMRC DTTP scheme reference number and

NAI-5017059007v9 22 jurisdiction of tax residence, (ii) submitted an application for a passport under the HMRC DTTP scheme, or (iii) otherwise submitted an application for relief from United Kingdom withholding Taxes under the relevant double tax treaty), and (y) United Kingdom withholding Taxes on payments made by any guarantor under any guarantee of the obligations) imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Company under Section 2.18(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.16, amounts with respect to such Taxes were payable either to such Lender'sLender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient'sRecipient’s failure to comply with Section 2.16(f), (d) any withholding Taxes imposed under FATCA, (e) any Taxes required to be deducted or withheldimposed under Part XIII of the Income Tax Act (Canada) from any payment under the Loan Documents as a result of: (1) the Recipient (or beneficial holder of the Loan) not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with the Loan Party, or (2) the Recipient being a “specified non-resident shareholder” (as defined in subsection 18(5) of the Tax Act) of the Loan Party or not dealing at arm’s length with a “specified shareholder” of the Loan Party (in each case (within the meaning of the Income Tax Act (Canada))) of the Loan Party , or (3) the Recipient being a “specified entity” (as defined in subsection 18.4(1) of the Tax Act) in respect of the Loan Party (other than where the non-arm’s length relationship arises, or where the Recipient is a “specified non-resident shareholder”, or does not deal at arm’s length with a “specified shareholder”, or is a “specified entity”, as a result of such Person having executed, delivered, become a party to, performed its obligations under, received payments under, or perfected a security interest under, or received or enforced any rights under, any Loan Document) , (f) Taxes imposed by the Netherlands in connection with or pursuant to the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021) in the form as at the date of this Agreement (or, where the relevant Recipient becomes a party to this Agreement after the date of the Agreement, in the form as at that date) and (g) Taxes imposed by the Netherlands as a result of a Recipient having a substantial interest (aanmerkelijk belang) as laid down in the Dutch Income Tax Act 2001 (Wet inkomstenbelasting 2001) in a Loan Party. “Existing Credit Agreement” means that certain Credit Agreement, dated as of September 20, 2018, among the Company, the designated borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined

NAI-5017059007v9 23 in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that if the Federal Funds Effective Rate as so determined would be less than zerothe Floor, such rate shall be deemed to zerothe Floor for the purposes of this Agreement. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Fee Letter” means the Fee Letter between the Administrative Agent and the Company, dated as of November 22, 2022. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer, controller or chief operating officer of the Company. “First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Company, the other Borrowers party thereto, the Lenders party thereto and the Administrative Agent. “First Amendment Effective Date” means August 27, 2026. “First Amendment Fee Letter” means that certain Fee Letter, dated as of July 17, 2026, among the Administrative Agent, Citibank, N.A., in its capacity as an Arranger, and the Company. “Floor” means 0.00%. “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Company is located. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FSHCO” shall mean any Domestic Subsidiary (including a disregarded entity for U.S. federal income tax purposes) substantially all of whose assets consist of Equity Interests of one or more Foreign Subsidiaries that are CFCs (held directly or through Subsidiaries) or CFC Debt. “GAAP” means generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state, provincial, territorial, municipal, regional or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supranational bodies such as the European Union or the European Central Bank).

NAI-5017059007v9 24 “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee made by any guarantor shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (b) the maximum amount for which such guarantor may be liable pursuant to the terms of the instrument embodying such Guarantee, unless (in the case of a primary obligation that is not Indebtedness) such primary obligation and the maximum amount for which such guarantor may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such guarantor’s maximum reasonably anticipated liability in respect thereof as reasonably determined by the Company in good faith. “Guarantors” means (a) each wholly-owned Domestic Subsidiary that is a Significant Subsidiary (other than a FSHCO, a Borrower or an Excluded Subsidiary) as of the First Amendment Effective Date (which as of the First Amendment Effective Date are Deckers Consumer Direct Corporation, an Arizonaa California corporation, and Deckers Retail, LLC, a California limited liability company, Deckers Camino, LLC, a Delaware limited liability company, and Deckers Pacific Corporation, a Delaware corporation) and each other wholly-owned Domestic Subsidiary that is a Significant Subsidiary that becomes party to a Guaranty pursuant to Section 5.09 and (b) with respect to the Obligations of the Designated Borrowers and with respect to the Obligations of Guarantors in respect of Cash Management Agreements and Hedge Agreements, the Company. “Guaranty” means the Guaranty made by the Guarantors in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit D. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Headquarters Building” means that certain real property located in Santa Barbara County, California comprising industrial and office buildings totaling, as of the Effective Date, approximately 187,185 square feet and other related improvements thereon and owned by the Real Estate Subsidiary.

NAI-5017059007v9 25 “Hedge Agreement” means any Swap Agreement not prohibited by Section 6.05 that is entered into by and between the Company or any Subsidiary and any Hedge Bank. “Hedge Bank” means any Person that, at the time it enters into a Hedge Agreement, is a Lender or an Affiliate of a Lender (or was, at the time it entered into a Hedge Agreement, a lender or an Affiliate of a lender under the Existing Credit Agreement), in its capacity as a party to such Hedge Agreement. “HMRC DT Treaty Passport Scheme” means the Board of H.M. Revenue and Customs Double Taxation Treaty Passport scheme. “HM Revenue & Customs” means the Board of H.M. Revenue and Customs. “Impacted EURIBOR Rate Interest Period” has the meaning assigned to such term in the definition of “EURIBOR Rate.”. “Increase Effective Date” has the meaning set forth in Section 2.19(c). “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding accounts payable incurred in the ordinary course of business and not overdue more than 90 days unless subject to a good faith dispute), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) accounts payable incurred in the ordinary course of business and not overdue more than 90 days unless subject to a good faith dispute and (ii) for the avoidance of doubt, obligations in respect of employee deferred compensation plans entered into in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers'’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person'sPerson’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document or Letter of Credit and (b) Other Taxes. “Indemnitee” has the meaning assigned to it in Section 9.03(b). “Ineligible Assignee” has the meaning set forth in Section 9.04(b).

NAI-5017059007v9 26 “Information Memorandum” means the Confidential Information Memorandum dated November 28, 2022 relating to the Company and the Transactions. “Interest Election Request” means a request by a Borrower to convert or continue a Borrowing in accordance with Section 2.07. “Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is three months after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (c) with respect to any Term Benchmark Loan or CDOR RateTerm CORRA Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period. “Interest Period” means with respect to (a) any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as the relevant Borrower may elect, and (b) any CDOR RateTerm CORRA Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one or three months thereafter, as the relevant Borrower may elect, in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Agreed Currency; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Term Benchmark Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Term Benchmark Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.13(f) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “IRS” means the United States Internal Revenue Service. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

NAI-5017059007v9 27 “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). “Issuing Bank” means each Lender having an LC Allocation greater than $0.00 at such time, in each case in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i) and each additional Issuing Bank designated pursuant to Section 2.05(l). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate; provided, however, that no arrangement of a type described in this sentence shall be permitted if, immediately after giving effect thereto, amounts would become payable by any Borrower under Section 2.12 or 2.16 that are in excess of those that would be payable under such Section if such arrangement were not implemented and, provided, further, that the fees payable to any such Affiliate shall be subject to the second sentence of Section 2.09(b). At any time there is more than one Issuing Bank, all singular references to the Issuing Bank shall mean any Issuing Bank, either Issuing Bank, each Issuing Bank, the Issuing Bank that has issued the applicable Letter of Credit, or both (or all) Issuing Banks, as the context may require. “LC Allocation” has the meaning assigned to such term in the definition of “LC Sublimit”. “LC Allocation” means (a) with respect to Citibank, N.A., in its capacity as an Issuing Bank, $15,000,000, (b) with respect to Fifth Third Bank, National Association, in its capacity as an Issuing Bank, $5,000,000, (c) with respect to HSBC Bank USA, N.A., in its capacity as an Issuing Bank, $5,000,000, and (d) with respect to any other Issuing Bank, the amount separately agreed to by the Company, the applicable Issuing Bank and the Administrative Agent; provided, that, any Issuing Bank’s LC Allocation may be decreased or increased (up to the LC Sublimit) without the need for an amendment to this Agreement with the written consent of the applicable Issuing Bank, the Company and the Administrative Agent. “LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the applicable Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or Rule 3.14 of the ISP or similar terms in the governing rules or laws or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrowers and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders shall

NAI-5017059007v9 28 have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. “LC Sublimit” means $25,000,000; provided, that, as of the Effective Date Citibank, N.A.’s allocation of the LC Sublimit is $20,000,000 and Comerica Bank’s allocation of the LC Sublimit is $5,000,000 (such allocated amount as to such Issuing Bank at such time, its “LC Allocation”), which such Issuing Bank’s LC Allocation may be decreased or increased (up to the LC Sublimit) without the need for an amendment to this Agreement with the written consent of the applicable Issuing Bank, the Company and the Administrative Agent.. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Letter of Credit” means any standby letter of credit issued pursuant to this Agreement. Letters of Credit may be issued in dollars or in an Approved Currency. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. “Loan Documents” means, collectively, this Agreement, the Fee Letter, the First Amendment, the First Amendment Fee Letter, the Guaranty, each promissory note delivered pursuant to Section 2.09(e), and all other agreements and certificates executed and delivered to, or in favor of, the Administrative Agent, or any other Credit Party, any Cash Management Bank or any Hedge Bank. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Loan Parties” means the Borrowers and the Guarantors. “Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement. “Local Time” means, with respect to any extensions of credit hereunder denominated in dollars, New York, New York time, with respect to any extensions of credit hereunder denominated in Sterling or Euro, London time, with respect to any extensions of credit hereunder denominated in Canadian Dollars, Toronto, Ontario time, and with respect to any extensions of credit denominated in any other Approved Currency, the local time in the place of settlement for such Approved Currency as may be determined by the Administrative

NAI-5017059007v9 29 Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, property or financial condition of the Company and its Subsidiaries taken as a whole, or (b) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent and the Lenders hereunder or thereunder. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Maturity Date” means the fifth anniversary of the First Amendment Effective Date or, solely with respect to those Lenders who agree to an Extension as set forth in Section 2.22, such later date as may be agreed pursuant to Section 2.22. “Maximum Rate” has the meaning set forth in Section 9.14. “Moody'sMoody’s” means Moody'sMoody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Non-Extension Notice Date” has the meaning set forth in Section 2.05(c). “Notice of Illegality” has the meaning set forth in Section 2.21. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zerothe Floor, such rate shall be deemed to be zerothe Floor for purposes of this Agreement. “Obligations” means all advances to, and debts, liabilities and obligations of any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Cash Management Agreement or Hedge Agreement, including any Erroneous Payment

NAI-5017059007v9 30 Subrogation Rights, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any AffiliateSubsidiary thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, sold or assigned an interest in, or engaged in any other transaction pursuant to any Loan Document or Letter of Credit). “Other Taxes” means any present or future stamp, documentary, intangible, recording, filing or similar other excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to any Loan Document or Letter of Credit, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 2.18(b)). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Term Benchmark borrowings denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the NYFRB Rate and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation. “Participant” has the meaning set forth in Section 9.04(c). “Participant Register” has the meaning set forth in Section 9.04(c). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Patriot Act” has the meaning set forth in Section 9.16. “Payment Recipient” has the meaning assigned to itset forth in Section 8.06(c)(i).

NAI-5017059007v9 31 “Payment Notice ” has the meaning assigned to it in Section 8.06(c). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Acquisitions” means Acquisitions (whether by purchase, merger, amalgamation, consolidation or otherwise) completed after the Effective Date so long as after giving effect thereto (and to any Indebtedness incurred in connection therewith) (i) the Total Net Leverage Ratio would not exceed 3.50 to 1.00 Company would be in compliance with Section 6.10 on a pro forma basis and (ii) no Event of Default shall have occurred and be continuing; provided that in the case of any such Acquisition whose consummation is not conditioned on the availability of, or on obtaining, third party financing, the foregoing condition set forth in this clause (ii) shall not be required to be satisfied so long as (x) no Event of Default shall have occurred and be continuing on the date of execution of the definitive agreements for such Acquisition, (y) no Event of Default described in Section 7.01(a), (b), (h) or (i) shall have occurred and be continuing after giving effect to the consummation of such Acquisition and (z) such Acquisition shall have been consummated within 90 days of the date of execution of the definitive agreements for such Acquisition. “Permitted Encumbrances” means: (a) Liens imposed by law for taxes that are not delinquent for a period of more than 60 days or are being contested in compliance with Section 5.04; (b) carriers'’, warehousemen'swarehousemen’s, mechanics'’, materialmen's, repairmen'smaterialmen’s, repairmen’s and other Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business (i) in compliance with workers'’ compensation, unemployment insurance and other social security laws or regulations; (ii) pledges and deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature or (iii) securing liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty or liability insurance to the Company or any of its Subsidiaries; (d) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any Subsidiary in the ordinary course of business; (e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k); (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the

NAI-5017059007v9 32 affected property or materially interfere with the ordinary conduct of business of the Company or any Subsidiary; (g) liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; (h) possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Permitted Investments; (i) statutory Liens of landlords; (j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (k) any interest or title of a lessor, sublessor, licensor or sublicensor under any leases, subleases, licenses or sublicenses entered into by the Company or any Subsidiary as lessee, sublessee, sublessor, licensor or sublicensor in the ordinary course of business; (l) Liens that are contractual rights of set-off relating to purchase orders and other agreements entered into with customers of the Company or any of its Subsidiaries in the ordinary course of business; and (m) any security interest or set-off arising under Clause 24 or 25 of the general banking conditions (algemene bankvoorwaarden) of any member of the Dutch Bankers'’ Association (Nederlandse Vereniging van Banken) or any foreign equivalent thereof; provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. “Permitted Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), Canada (or any province of Canada), or any other governmental authority in which the Company or its Subsidiaries do business, in each case maturing within thirty-six months from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a rating not less than A2 from S&P or not less than P2 from Moody’s; (c) investments in certificates of deposit, banker'sbanker’s acceptances and time deposits maturing within thirty-six months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States, any State thereof, the European Union or any member state thereof,

NAI-5017059007v9 33 Canada, the United Kingdom, Switzerland, Ireland, Bermuda, Vietnam, Japan, Macau, Luxembourg, China, Hong Kong or Singapore, in each case which has a combined capital and surplus and undivided profits of not less than the U.S. Dollar Equivalent of $500,000,000 and provided that the commercial paper of any such commercial bank must have a rating not less than A1 from S&P or not less than P1 from Moody’s; (d) cash held by the Company and its Subsidiaries in the ordinary course of business; (e) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (f) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $1,000,000,000; and (g) other investments made in accordance with the Company’s investment policy as in effect on the Effective Date or the proposed investment policy to become effective within a reasonable period of time after the Effective Date, in each case in the form previously provided to the Administrative Agent prior to the Effective Date, as the same may be amended from time to time in the Company’s reasonable business judgment as long as such changes do not permit the Company to make materially riskier investments than those permitted before giving effect to such changes and are not otherwise materially adverse to the Lenders. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA, or a similar plan subject to the provisions of Canadian provincial or federal pension standards legislation. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

NAI-5017059007v9 34 “Priority Debt” means, without duplication, (a) any Indebtedness of any Subsidiary, (b) any Indebtedness of the Company guaranteed by any Subsidiary and (c) any Indebtedness of the Company or any Subsidiary that is secured by a lien on any assets of the Company or any Subsidiary, in each case, other than (i) Loans hereunder, (ii) Indebtedness of the Company to any Subsidiary or of any Subsidiary to the Company or another Subsidiary and (iii) Indebtedness permitted under Section 6.01(k). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 9.18. “Raw Materials Arrangements” means arrangements entered into in the ordinary course of business by the Company and/or its Subsidiaries for the direct or indirect purchase of sheepskin, sheepskin alternatives, resins and other raw materials, including without limitation any deposits related thereto. “Real Estate Subsidiary” means Deckers Cabrillo, LLC, a California limited liability company and a wholly-owned Subsidiary of the Company. “Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) the Issuing Bank. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m., New York City time on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if such Benchmark is EURIBOR Rate, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, (3) if the RFR for such Benchmark is SONIA, then four (4) Business Days prior to such setting or (4) if such Benchmark is none of the Term SOFR Rate, the EURIBOR Rate or SONIA, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning set forth in Section 9.04. “Related Parties” means, with respect to any specified Person, such Person'sPerson’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person'sPerson’s Affiliates. “Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement

NAI-5017059007v9 35 in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, and (iv) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Rate, (iii) with respect to any Borrowing denominated in Sterling, Daily Simple RFR or (iv) with respect to any Borrowing denominated in Canadian Dollars, the CDORTerm CORRA Rate, as applicable. “Relevant Screen Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Reference Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Screen Rate or (iii) with respect to any Borrowing denominated in Canadian Dollars, the CDORTerm CORRA Reference Rate. “Required Lenders” means, (i) at any time that there are three or more Lenders, at least three Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time, and (ii) at any time that there are less than three Lenders, all Lenders; provided that the Revolving Credit Exposure and unused commitment of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Responsible Officer” means, with respect to any Borrower, the president, a Financial Officer, a director, company secretary or other executive officer of such Borrower. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted” means, when used in reference to cash or cash equivalents of any Person, that such cash or cash equivalents (a) appear (or would be required to appear) as “restricted” on a consolidated balance sheet of such Person prepared in conformity with GAAP (unless such classification results solely from any Lien referred to in clause (b) below) or (b) are controlled by or subject to any Lien or other preferential arrangement in favor of any creditor, other than Liens created under the Loan Documents. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking

NAI-5017059007v9 36 fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any option, warrant or other right to acquire any such Equity Interests in the Company. “Revaluation Date” shall mean (a) with respect to any Loan denominated in any Approved Currency, each of the following: (i) the date of the Borrowing of such Loan and (ii) (A) with respect to any Term Benchmark Loan, each date of a conversion into or continuation of such Loan pursuant to the terms of this Agreement and (B) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is three months after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month); (b) with respect to any Letter of Credit denominated in an Approved Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Administrative Agent may determine at any time when an Event of Default exists. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender'sLender’s Loans and its LC Exposure at such time. “RFR” means, for any RFR Loan denominated in Sterling, SONIA. “RFR Administrator” means the SONIA Administrator. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day” means, for any Loan denominated in (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London. “RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”. “RFR Loan” means a Loan that bears interest at a rate based on Daily Simple RFR. “S&P” means Standard & Poor'sPoor’s. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any comprehensive, country-wide Sanctions (at the date of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea region of Ukraine, Cuba, Iran, North Korea, and Sudan and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations

NAI-5017059007v9 37 Security Council, the European Union or any European Union member state, the United Kingdom, His Majesty’s Treasury of the United Kingdom, the Monetary Authority of Singapore, the Monetary Authority of Hong Kong or other relevant sanctions authority of any of the foregoing, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) or (d) any Person otherwise the subject of Sanctions. “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, the United Kingdom, His Majesty’s Treasury of the United Kingdom, the government of Canada (including, without limitation, ForeignGlobal Affairs, Trade and Development Canada and Public Safety Canada), the Monetary Authority of Singapore, the Monetary Authority of Hong Kong or other relevant sanctions authority of any of the foregoing. “SEC” means the Securities and Exchange Commission of the United States of America. “Service of Process Agent” has the meaning set forth in Section 9.09(d). “Sheepskin Arrangements” means arrangements entered into in the ordinary course of business by the Company and/or its subsidiaries for the direct or indirect purchase of sheepskin or sheepskin alternatives, including without limitation any deposits related thereto. “Significant Subsidiary” means each Subsidiary (including such Subsidiary’s interest in its direct and indirect Subsidiaries) of the Company that: (a) accounted for at least 5% of consolidated revenues of the Company and its Subsidiaries or 5% of Consolidated EBITDA of the Company and its Subsidiaries, in each case, as determined at the end of each fiscal quarter for the four fiscal quarters of the Company then ending on the last day of the last fiscal quarter of the Company immediately preceding the date as of which any such determination is madefor which financial statements have been delivered pursuant to Section 5.01(a) or (b); or (b) has total assets which represent at least 5% of the consolidated assets of the Company and its Subsidiaries as of the last day of the lastdetermined at the end of each fiscal quarter for the four fiscal quarters of the Company immediately preceding the date as of which such determination is madethen ending for which financial statements have been delivered pursuant to Section 5.01(a) or (b); provided, that in the event that the Subsidiaries of the Company that would not otherwise be Significant Subsidiaries pursuant to clause (a) or clause (b) above either: (i) accounted for at least 10% of consolidated revenues of the Company and its Subsidiaries or 10% of Consolidated EBITDA of the Company and its Subsidiaries, in each case in the aggregate as determined at the end of each fiscal quarter for the four fiscal quarters of

NAI-5017059007v9 38 the Company then ending on the last day of the last fiscal quarter of the Company immediately preceding the date as of which any such determination is madefor which financial statements have been delivered pursuant to Section 5.01(a) or (b); or (ii) have total assets which represent at least 10% of the consolidated assets of the Company and its Subsidiaries in the aggregate as of the last day of the lastdetermined at the end of each fiscal quarter for the four fiscal quarters of the Company immediately preceding the date as of which such determination is madethen ending for which financial statements have been delivered pursuant to Section 5.01(a) or (b), then the Company shall designate one or more of such Subsidiaries to be Significant Subsidiaries, notwithstanding that such Subsidiaries would not be Significant Subsidiaries pursuant to clause (a) or clause (b) above, such that after giving effect to such designation, clauses (i) and (ii) above would not apply to the Subsidiaries of the Company that are not Significant Subsidiaries. “SLL Principles” has the meaning specified in Section 2.23. “SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of SOFR). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for SOFR identified as such by the SOFR Administrator from time to time. “SOFR Rate Day” has the meaning assigned to such term in the definition of “Daily Simple SOFR.”. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts or liabilities as they mature, (d) such Person and its Subsidiaries, on a consolidated basis, is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

NAI-5017059007v9 39 “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Specified Currency” has the meaning set forth in Section 9.20. “Specified Leveraged Acquisition” means a Permitted Acquisition having aggregate consideration of not less than $100,000,000. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject, with respect to the Adjusted EURIBOR Rate for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentages shall include those imposed pursuant to such Regulation D. Term Benchmark Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Sterling” or "“£"” means the lawful currency of the United Kingdom. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent'sparent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any subsidiary of the Company. “Supported QFC” has the meaning assigned to it in Section 9.18.

NAI-5017059007v9 40 “Sustainability Assurance Provider” has the meaning set forth in Section 2.23 “Sustainability Structuring Agents” means Citibank, N.A. and HSBC Bank USA, N.A., in their capacities as co-sustainability coordinators for the purposes specified in Section 2.23. “Sustainability Table” means specified key performance indicators with respect to certain environmental, social and governance targets of the Company and its Subsidiaries, which shall be confirmed by the Company and its counsel as being consistent with the SLL Principles. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement. “Syndication Agent” means, Comerica Bank. “T2” means the real time gross settlement system operated by the Eurosystem, or any successor system. “TARGET Day” means any day on which TARGET2T2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent in its sole discretion to be a suitable replacement) is open for the settlement of payments in Euro. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “Tax Act” means the Income Tax Act (Canada), as amended. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate or the Adjusted EURIBOR Rate. “Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator.

NAI-5017059007v9 41 “Term CORRA Borrowing” means, as to any Borrowing, the Term CORRA Loans comprising such Borrowing. “Term CORRA Loan” means a Loan that bears interest at a rate based on the Term CORRA Rate. “Term CORRA Rate” means, for any calculation with respect to a Term CORRA Loan, the forward‑looking term rate based on CORRA for a tenor comparable to the applicable Interest Period on the day that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator (the “Term CORRA Reference Rate”); provided, however, that if as of 1:00 p.m. (Toronto time) on any such day the forward‑looking term rate based on CORRA for the applicable tenor has not been published by the Term CORRA Administrator, then the Term CORRA Rate will be the forward‑looking term rate based on CORRA for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which the forward‑looking term rate based on CORRA for such tenor was published by the Term CORRA Administrator; provided that if the Term CORRA Rate as so determined would be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. “Term CORRA Reference Rate” has the meaning assigned to such term in the definition of “Term CORRA Rate”. “Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR Reference Rate.”. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., New York City time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day.

NAI-5017059007v9 42 “Total Net Leverage Ratio” means, as of the last day of any fiscal quarter of the Company, the ratio of (i) Consolidated Total Debt on such date less Unrestricted Cash to (ii) Consolidated EBITDA of the Company and its Subsidiaries for the period of four fiscal quarters ending on such date. “Total Revolving Credit Exposure” means, the sum of the outstanding principal amount of all Lenders’ Loans and their LC Exposure at such time. “Transactions” means the execution, delivery and performance by the Borrowers of this Agreement, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the CDORTerm CORRA Rate, the Adjusted EURIBOR Rate, or the Alternate Base Rate or Daily Simple RFR. “UK Borrower” means Deckers Europe, Deckers UK and any other Borrower (i) that is incorporated in England and Wales or (ii) payments from which under this Agreement or any other Loan Document are subject to withholding Taxes imposed by the laws of the United Kingdom. “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” means the United States of America. “Unrestricted Cash” means, as of any date, the aggregate amount of cash and cash equivalents owned on such date by the Company, its Domestic Subsidiaries and any Designated Borrower; provided that such cash and cash equivalents are not Restricted. “U.S. Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Approved Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Approved Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases

NAI-5017059007v9 43 to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Alternative Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.16(f)(ii)(B)(3). “VAT” means (a) any Taxes imposed under the Value Added Tax Act 1994 and any regulations in respect thereof; (b) any Taxes imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (c) any other Taxes of a similar nature, whether imposed in a member state of the European Union or the United Kingdom in substitution for, or levied in addition to, such Taxes referred to in paragraph (a) above, or imposed elsewhere. “Withdrawal Event” means the exit of any member state from the European Union (including for the avoidance of doubt the exit of the United Kingdom from the European Union). “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means each Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised

NAI-5017059007v9 44 under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Pro Forma Calculations. The financial covenant in Section 6.10, and any pro forma calculations to be made pursuant to any other provision of this Agreement, shall be calculated on a pro forma basis in good faith to give effect to Permitted Acquisitions and dispositions permitted hereunder of business units, lines of business or divisions. SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person'sPerson’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law, rule or regulation herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time, (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (g) the term “wholly-owned” when used in reference to any Subsidiary that is not a Domestic Subsidiary shall be construed to mean “wholly-owned, subject to any directors’ qualifying shares or shares required to be held by local Persons under applicable law”. SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result

NAI-5017059007v9 45 or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value”, as defined therein and (ii) all terms of an accounting or financial nature used herein or in any Loan Document shall be construed, and all computations of amounts and ratios referred to herein and therein shall be made, without giving effect to the Financial Accounting Standards Board Accounting Standards Codification 842 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to the extent any lease (or any similar arrangement conveying the right to use) would be required to be treated as a finance lease or Capital Lease Obligation thereunder where such lease (or similar arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of the Financing Accounting Standards Board Accounting Standards Codification 842 (or such other Accounting Standards Codification having a similar result or effect). SECTION 1.05 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the Issuing Bank, as applicable, shall determine the U.S. Dollar Equivalent amounts of Term Benchmark Borrowings or Letter of Credit extensions denominated in Approved Currencies. Such U.S. Dollar Equivalent shall become effective as of such Revaluation Date and shall be the U.S. Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrowers hereunder or calculating the financial covenant hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars) for purposes of the Loan Documents shall be such U.S. Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Bank, as applicable. SECTION 1.06 Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars or an Approved Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.13(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or

NAI-5017059007v9 46 calculation of any such rate(or component thereof) provided by any such information source or service. SECTION 1.07 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II THE CREDITS SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrowers in Dollars or in one or more Approved Currencies from time to time during the Availability Period in an aggregate principal amount that will not result (at the time of such Borrowing and after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.09) in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment, (b) the sum of the Total Revolving Credit Exposures exceeding the total Commitments or (c) the Revolving Credit Exposures denominated in Approved Currencies exceeding the Approved Currency Sublimit. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may severally borrow, prepay and reborrow Loans. SECTION 2.02 Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that no Lender shall be responsible for any other Lender'sLender’s failure to make Loans as required; provided further, no Lender shall be obligated to honor a Borrowing requested by Deckers Singapore until each Lender confirms in writing to the Borrowers and the Administrative Agent that all “know your customer” requirements of such Lender have been satisfied with respect to Deckers Singapore. (b) Subject to Section 2.13, each Borrowing shall be comprised (A) in the case of Borrowings in Dollars, entirely of ABR Loans or Term Benchmark Loans and (B) in the case of Borrowings in any other Agreed Currency, entirely of CDOR RateTerm CORRA Loans, Term Benchmark Loans or RFR Loans, as applicable, in each case of the same Agreed Currency, as the applicable Borrower may request in accordance herewith; provided, that each Borrowing denominated in an Approved Currency (other than Canadian Dollars and Sterling) shall be comprised of Term Benchmark Loans, each Borrowing denominated in Canadian Dollars shall be comprised of CDOR RateTerm CORRA Loans and each Borrowing denominated in Sterling shall be comprised of RFR Loans; provided further, that no Borrowings in Dollars by a Singapore-domiciled Borrower may be comprised of ABR Loans. Each Lender at its option may make any Term Benchmark Loan or CDORTerm CORRA Loan by causing any domestic or

NAI-5017059007v9 47 foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement; and provided, further, that no option may be exercised by any Lender if, immediately after giving effect thereto, amounts would become payable by a Borrower under Section 2.14 or 2.16 that are in excess of those that would be payable under such Section if such option were not exercised; and provided further, that, notwithstanding anything to the contrary in this Agreement, each Borrowing to be made by Deckers Hong Kong or any other Designated Borrower organized under the laws of Hong Kong shall be made to Deckers Hong Kong or such other Designated Borrower, as the case may be, at an account located in London. (c) At the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the U.S. Dollar Equivalent of $100,000 (or a reasonably similar amount in an Approved Currency) and not less than the U.S. Dollar Equivalent of $1,000,000 (or a reasonably similar amount in an Approved Currency). At the time that each ABR Borrowing, CDOR RateTerm CORRA Borrowing and/or RFR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the U.S. Dollar Equivalent of $100,000 and not less than $500,000; provided that an ABR Borrowing, a CDOR RateTerm CORRA Borrowing or a RFR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of fifteen (15) Term Benchmark Borrowings or RFR Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. SECTION 2.03 Requests for Borrowings. To request a Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by submitting a Borrowing Request (a)(i) in the case of a Term Benchmark Borrowing denominated in Dollars, not later than 1:00 p.m., Local Time, three (3) Business Days before the date of the proposed Borrowing, (ii) in the case of a Term Benchmark Borrowing denominated in Euros, not later than 1:00 p.m., Local Time, four (4) Business Days before the date of the proposed Borrowing and (iii) in the case of an RFR Borrowing denominated in Sterling, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of the proposed Borrowing or (b) in the case of a CDOR RateTerm CORRA Borrowing, not later than 11:00 a.m., Local Time, two (2) Business Days before the date of the proposed Borrowing and (c) in the case of an ABR Borrowing, not later than 1:00 p.m., Local Time, on the day of the proposed Borrowing; provided that any such notice of an ABR Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 1:00 p.m., Local Time, on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and shall be signed (which signature may be an electronic signature) by a Responsible Officer of the applicable Borrower. Each such Borrowing Request shall specify the following information in compliance with Section 2.02:

NAI-5017059007v9 48 (i) the Agreed Currency and aggregate amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be an ABR Borrowing, a CDOR RateTerm CORRA Borrowing, a Term Benchmark Borrowing or an RFR Borrowing; (iv) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; (v) in the case of a Term Benchmark Borrowing, whether such Borrowing shall be made in dollars or in an Approved Currency (and if in an Approved Currency, the applicable currency); and (vi) the location and number of the applicable Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06. If no election as to the currency of a Borrowing is specified, then the requested Borrowing shall be made in Dollars. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing made in Dollars. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing or a CDORTerm CORRA Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month'smonth’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender'sLender’s Loan to be made as part of the requested Borrowing. SECTION 2.04 [Reserved]. SECTION 2.05 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, any Borrower may, as the applicant thereof for the support of its or its subsidiaries’ obligations, request the issuance of, and the Issuing Bank shall (subject to the terms and conditions hereof) issue, Letters of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), in an amount up to the applicable Issuing Bank’s LC Allocation, denominated in dollars or, to the extent the Issuing Bank then issues letters of credit in any Approved Currency, in such Approved Currency, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the applicable Borrower to, or entered into by the applicable Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to (x) issue, and shall not issue, any Letter of Credit the proceeds of which would be made available to any Person (i) to fund any activity or business of or with

NAI-5017059007v9 49 any Sanctioned Person, or in any Sanctioned Country or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement. or (y) to issue any Letter of Credit if such issuance would violate one or more policies of such Issuing Bank. The terms “renew”, “renewal” and variations thereof as used in this Agreement with respect to a Letter of Credit means to extend the term of such Letter of Credit or to reinstate an amount drawn under such Letter of Credit or both. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension but in any event no less than two (2) Business Days prior to such date in the case of a Letter of Credit denominated in dollars and no less than four (4) Business Days prior to such date in the case of a Letter of Credit denominated in an Approved Currency) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, whether such Letter of Credit is to be denominated in dollars or in an Approved Currency (and if in an Approved Currency, the applicable currency), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the applicable Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), at the time of such issuance, amendment, renewal or extension and after giving effect thereto, (i) the LC Exposure shall not exceed the LC Sublimit, (ii) no Lender’s Revolving Credit Exposure shall exceed its Commitment, (iii) the Total Revolving Credit Exposure shall not exceed the total Commitments, (iv) the Revolving Credit Exposures denominated in Approved Currencies shall not exceed the Approved Currency Sublimit, and (v) the aggregate face amount of all Letters of Credit issued by the applicable Issuing Bank would not exceed such Issuing Bank’s LC Allocation. (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five (5) Business Days prior to the Maturity Date; provided, that if the applicable Borrower so requests in any notice requesting the issuance of a Letter of Credit, Issuing Bank shall issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided, further that any such Auto-Extension Letter of Credit must permit the Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Issuing Bank, the applicable Borrower shall not be required to make a specific request to the Issuing Bank for any such extension. Once an Auto-Extension

NAI-5017059007v9 50 Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the date that is five Business Days prior to the Maturity Date; provided, however, that the Issuing Bank shall not permit any such extension if (A) the Issuing Bank has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof, (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Company that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the Issuing Bank not to permit such extension or (C) such Auto-Extension Letter of Credit is an Existing Letter of Credit. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender'sLender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender'sLender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying to the Issuing Bank an amount equal to such LC Disbursement not later than 2:00 p.m., Local Time, on the date that such LC Disbursement is made, if the Company shall have received notice of such LC Disbursement prior to 10:00 a.m., Local Time, on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 2:00 p.m., Local Time, on the following Business Day. In the case of a Letter of Credit denominated in dollars, the applicable Borrower (or the Company) shall reimburse the Issuing Bank in dollars unless the Company shall have requested that such payment be financed with an ABR Borrowing. In the case of a Letter of Credit denominated in any Approved Currency, the applicable Borrower shall reimburse the Issuing Bank in such currency, unless (A) the applicable Borrower shall have notified the Issuing Bank promptly following receipt of the notice of drawing that such Borrower (or the Company) will reimburse the Issuing Bank in dollars or (B) the Company shall have requested that such payment be financed with an ABR Borrowing. In the case of any such reimbursement in dollars of a drawing under a Letter of Credit denominated in any Approved Currency, the Issuing Bank shall notify the applicable Borrower of the U.S. Dollar Equivalent of the amount of the drawing promptly following the determination thereof. If

NAI-5017059007v9 51 the applicable Borrower fails to make such payment when due (either through payment or through a Borrowing), the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the applicable Borrower in respect thereof (which in the case of any payment in any Approved Currency shall be, with respect to each Lender, the U.S. Dollar Equivalent thereof) and such Lender'sLender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the applicable Borrower (which in the case of any payment in any Approved Currency shall be the U.S. Dollar Equivalent thereof), in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the applicable Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement. In the event that (A) a drawing denominated in any Approved Currency is to be reimbursed in dollars and (B) the dollar amount paid by any Borrower, including pursuant to an ABR Borrowing, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in such Approved Currency equal to the drawing, the applicable Borrower agrees, as a separate and independent obligation, to indemnify the Issuing Bank for the loss resulting from its inability on that date to purchase such Approved Currency in the full amount of the drawing. (f) Obligations Absolute. Each Borrower’s several obligation to reimburse LC Disbursements applicable to it as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any adverse change in the relevant exchange rates or in the availability of any Approved Currency to the applicable Borrower or in the relevant currency markets generally or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the applicable Borrower'sBorrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of

NAI-5017059007v9 52 the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the applicable Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the applicable Borrower to the extent permitted by applicable law) suffered by the applicable Borrower that are caused by the Issuing Bank'sBank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent, the Company and the applicable Borrower by telephone (confirmed by electronic transmission) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the applicable Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement. (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the applicable Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the applicable Borrower or the Company fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) Replacement of the Issuing Bank. (A) The Issuing Bank may be replaced at any time by written agreement among the Company, the Administrative Agent (not to be unreasonably withheld or delayed), the replaced Issuing Bank (not to be unreasonably withheld or delayed) and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Company or the applicable Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be

NAI-5017059007v9 53 issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (B) Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as the Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Company and the Lenders, in which case, the Issuing Bank shall be replaced in accordance with Section 2.05(i)(A) above, except that only the consent of the Company, the successor Issuing Bank, the Administrative Agent and the Required Lenders shall be required to appoint the successor Issuing Bank; provided that in the event the Person that is the resigning Issuing Bank is also resigning as Administrative Agent at such time, its consent as Administrative Agent shall not be required (but the consent of any Person being appointed as successor Administrative Agent at such time shall be required (such consent not to be unreasonably withheld or delayed)). (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Company receives written notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Company or the applicable Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Company described in Section 7.01(h) or (i). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Company or the applicable Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Company’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company or the applicable Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Company or the applicable Borrower under this Agreement in accordance with Article VIII. If the Company or another Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be

NAI-5017059007v9 54 returned to the Company or such Borrower within three Business Days after all Events of Default have been cured or waived. (k) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Company (i) shall reimburse, indemnify and compensate the Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Company and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such subsidiary in respect of such Letter of Credit. The Company hereby acknowledges that the issuance of such Letters of Credit for its subsidiaries inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of such subsidiaries. (l) Additional Issuing Banks. The Company may, from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned) and the applicable Lender, designate one or more additional Lenders to act as an Issuing Bank under the terms of this Agreement. Any such designated Lender that agrees in writing to act as an Issuing Bank shall be deemed an “Issuing Bank” for all purposes of this Agreement. The LC Allocation of any such additional Issuing Bank shall be established by written agreement among such Issuing Bank, the Company and the Administrative Agent, and shall not require the consent of any other Lender. (m) International Standby Practices. Unless otherwise expressly agreed by an Issuing Bank and the applicable Borrower when a Letter of Credit is issued by such Issuing Bank, the rules of the ISP shall be stated therein to apply to each Letter of Credit. Notwithstanding the foregoing, no Issuing Bank shall be responsible to any Borrower for, and such Issuing Bank’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of such Issuing Bank required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the laws or any order of a jurisdiction where such Issuing Bank or the beneficiary is located, the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the International Chamber of Commerce Banking Commission, the Bankers Association for Finance and Trade (BAFT), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such laws or practice rules. SECTION 2.06 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof in the appropriate currency by wire transfer of immediately available funds by 2:00 p.m., Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds in the applicable currency, to an account of the applicable Borrower maintained with the Administrative Agent and designated by

NAI-5017059007v9 55 such Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender'sLender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a Borrower, the interest rate applicable to ABR Loans, or in the case of Approved Currencies, in accordance with such market practice, in each case, as applicable. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender'sLender’s Loan included in such Borrowing. SECTION 2.07 Interest Elections. (a) Each Borrowing initially shall be of the Type and Agreed Currency specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing or a CDOR RateTerm CORRA Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing or a CDOR RateTerm CORRA Borrowing, may elect Interest Periods therefor, all as provided in this Section. Each Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the applicable Borrower shall notify the Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.02 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be signed by a Responsible Officer of such Borrower. (c) Each Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Agreed Currency and principal amount of Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to

NAI-5017059007v9 56 each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing (in the case of Borrowings denominated in Dollars), a CDOR RateTerm CORRA Borrowing, a Term Benchmark Borrowing or a RFR Borrowing; (iv) in the case of a Term Benchmark Borrowing or CDOR RateTerm CORRA Borrowing, whether such Borrowing shall be made in dollars or in an Approved Currency (and if an Approved Currency, which currency); and (v) if the resulting Borrowing is a Term Benchmark Borrowing or a CDOR RateTerm CORRA Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term Benchmark Borrowing or CDOR RateTerm CORRA Borrowing but does not specify (x) an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month'smonth’s duration or (y) the currency, then the applicable Borrower shall be deemed to have selected the same currency as the Borrowing being converted or continued. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender'sLender’s portion of each resulting Borrowing. (e) If a Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing in Dollars, CDOR RateTerm CORRA Borrowing or a RFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing at the end of such Interest Period. If the applicable Borrower fails to deliver a timely and complete Interest Election Request with respect to a Term Benchmark Borrowing in an Approved Currency prior to the end of the Interest Period therefor, then, unless such Term Benchmark Borrowing is repaid as provided herein, such Borrower shall be deemed to have selected that such Term Benchmark Borrowing shall automatically be continued as a Term Benchmark Borrowing in its original Agreed Currency with an Interest Period of one month at the end of such Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or (at the end of the applicable Interest Period) continued as a Term Benchmark Borrowing or CDOR RateTerm CORRA Borrowing, (ii) unless repaid, (x) each Term Benchmark Borrowing denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (y) each Term Benchmark Borrowing denominated in an Approved Currency shall

NAI-5017059007v9 57 bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Agreed Currency other than Dollars shall either be (a) converted to an ABR Borrowing denominated in Dollars (in an amount equal to the U.S. Dollar Equivalent of such Alternative Currency) at the end of the Interest Period, as applicable, therefor or (b) prepaid at the end of the applicable Interest Period, as applicable, in full; provided that if no election is made by the applicable Borrower by the earlier of (x) the date that is three Business Days after receipt by such Borrower of such notice and (y) the last day of the current Interest Period for the applicable Term Benchmark Loan, such Borrower shall be deemed to have elected clause (A) above. SECTION 2.08 Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date. (b) The Company may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or, if less, the remaining amount of the total Commitments) and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the sum of the Revolving Credit Exposures would exceed the total Commitments. (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities or other receipt of funds, in which case such notice may be revoked or postponed by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied or expected to be satisfied on the proposed termination date. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. SECTION 2.09 Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby severally (and not jointly) unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan made to such Borrower on the Maturity Date. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

NAI-5017059007v9 58 (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender'sLender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the several obligations of the Borrowers to repay the Loans in accordance with the terms of this Agreement. (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, each applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). SECTION 2.10 Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty but subject to amounts payable pursuant to Section 2.15, subject to prior notice in accordance with paragraph (b) of this Section. (b) The applicable Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy or electronic mail) of any prepayment hereunder (i) in the case of prepayment of a Term Benchmark Borrowing, a CDOR RateTerm CORRA Borrowing or a RFR Borrowing, not later than 1:00 p.m., Local Time, two Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., Local Time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked or postponed if such notice of termination is revoked or postponed in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 and any break funding payments required by Section 2.15. (c) If the Administrative Agent notifies the Company at any time that the Total Revolving Credit Exposure (that has not been cash collateralized by the Company or

NAI-5017059007v9 59 another Borrower) exceeds an amount equal to 105% of the total Commitments then in effect, then, within three (3) Business Days after receipt of such notice, the Company or another Borrower shall prepay Loans and/or cash collateralize the LC Exposure in an aggregate amount sufficient to cause the Total Revolving Credit Exposure to be less than or equal to the total Commitments then in effect. (d) If the Administrative Agent notifies the Company at any time that the LC Exposure (that has not been cash collateralized by the Company or another Borrower) exceeds an amount equal to 105% of the LC Sublimit, then, within three Business Days after receipt of such notice, the Company or another Borrower shall cash collateralize the LC Exposure in an aggregate amount sufficient to cause the LC Exposure to be less than or equal to the LC Sublimit. (e) If the Administrative Agent notifies the Company at any time that the portion of the Total Revolving Credit Exposure denominated in Approved Currencies (that has not been cash collateralized by the Company or another Borrower) exceeds an amount equal to 105% of the Approved Currency Sublimit then in effect, then, within three Business Days after receipt of such notice, the Company or another Borrower shall prepay Loans denominated in Approved Currencies and/or cash collateralize the portion of the LC Exposure that is denominated in Approved Currencies in an aggregate amount sufficient to cause portion of the Total Revolving Credit Exposure denominated in Approved Currencies to be less than or equal to the Approved Currency Sublimit then in effect. SECTION 2.11 Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, in dollars, which shall accrue at the rate under the heading “Commitment Fee Rate” in the definition of Applicable Rate on the actual daily amount by which (i) such Lender’s Commitment exceeds (ii) such Lender’s Revolving Credit Exposure, subject to adjustment as provided in Section 2.20, during the period from and including the First Amendment Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the fifth Business Day following the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the First Amendment Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Company agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee in dollars with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Loans on the average daily amount of such Lender'sLender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender'sLender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee in dollars, which shall accrue at the rate or rates per annum separately agreed upon between the Company and the Issuing Bank in the Fee Letter or otherwise in writing on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the

NAI-5017059007v9 60 period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Unless otherwise specified above, participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifth Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such accrued but unpaid fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 30 days after written demand by the Issuing Bank. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent in the Fee Letter. (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances (other than in the case, and to the extent, of any overpayment thereof by the Company). SECTION 2.12 Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising each Term Benchmark Borrowing shall bear interest in the case of a Term Benchmark Loan, at the Adjusted Term SOFR Rate, or the Adjusted EURIBOR Rate, as applicable, for the Interest Period in effect for such Borrowing plus the Applicable Rate. The Loans comprising each CDOR RateTerm CORRA Borrowing shall bear interest in the case of a CDOR RateTerm CORRA Loan, at the CDORTerm CORRA Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) Each RFR Loan shall bear interest at a rate per annum equal to the applicable Daily Simple RFR plus the Applicable Rate. (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest

NAI-5017059007v9 61 accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan or CDOR RateTerm CORRA Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that (A) interest computed (i) by reference to Daily Simple RFR with respect to Sterling or the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate, and (ii) with respect to CDOR Rate Loans and (iii) with respect to Loans denominated in Sterling, shall each be computed on the basis of a year of 365 days (or 366 days in a leap year), and (B) interest computed with respect to Term CORRA Loans shall be computed on the basis of a year of 365 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable Alternate Base Rate, Adjusted Term SOFR Rate, Term SOFR Rate, Adjusted EURIBOR Rate, EURIBOR Rate, Term CORRA Rate or Daily Simple RFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (g) If, as a result of any restatement of or other adjustment to the financial statements of the Company or for any other reason, any Borrower or the Lenders determine that (i) the Total Net Leverage Ratio as calculated by the Company as of any applicable date was inaccurate and (ii) a proper calculation of the Total Net Leverage Ratio would have resulted in higher pricing for any resulting period, the applicable Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to such Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid by such Borrower for such period over the amount of interest and fees actually paid for such period by such Borrower. (h) The rates of interest under this Agreement are nominal rates, and not effective rates or yields. Unless otherwise stated, wherever in this Agreement reference is made to a rate of interest “per annum” or a similar expression is used, such interest shall be calculated on the basis of a year of 360, 365 or 366 days, as the case may be as set forth herein, for the actual number of days occurring in the period for which any such interest is payable. For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest to be paid hereunder or in connection herewith is to be calculated on the basis of a 360, 365 or 366-day year, as the case may be as set forth herein, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360, 365 or 366 days, as the case may be as set forth herein.

NAI-5017059007v9 62 (i) Each Canadian Loan Party acknowledges and confirms that: (A) clause (h) above satisfies the requirements of Section 4 of the Interest Act (Canada) to the extent it applies to the expression or statement of any interest payable under any Loan Document; and (B) such Canadian Loan Party is able to calculate the yearly rate or percentage of interest payable under any Loan Document based upon the methodology set out in clause (h) above. (j) Each Canadian Loan Party agrees not to plead or assert, whether by way of defense or otherwise, in any proceeding relating to the Loan Documents, that the interest payable thereunder and the calculation thereof has not been adequately disclosed to such Canadian Loan Party, whether pursuant to Section 4 of the Interest Act (Canada) or any other applicable law or legal principle. Notwithstanding anything to the contrary contained in this Agreement, if the amount of interest payable under any Loan Document is reduced by virtue of the application of Section 4 of the Interest Act (Canada), then the Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, if an Event of Default shall have occurred and be continuing, automatically and without further action by the Administrative Agent), an amount equal to the amount of such reduction. SECTION 2.13 Alternate Rate of Interest; Illegality. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.13, if: (i) the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing or a CDOR RateTerm CORRA Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted EURIBOR Rate, the EURIBOR Rate or the CDORTerm CORRA Rate (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining Daily Simple RFR or the RFR for the applicable Agreed Currency; or (ii) the Required Lenders give written notice to the Administrative Agent that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing or a CDOR RateTerm CORRA Borrowing, the Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted EURIBOR Rate, the EURIBOR Rate or the CDORTerm CORRA Rate for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, Daily Simple RFR or the RFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.06 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for an ABR Borrowing and (B) for Loans denominated in an Approved Currency, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing or a ~~CDOR Rate~~Term CORRA Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing, a ~~CDOR Rate~~Term CORRA Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted.

Furthermore, if any Term Benchmark Loan, or a ~~CDOR Rate~~Term CORRA Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company's receipt of the notice from the Administrative Agent referred to in this Section 2.13(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan, ~~CDOR Rate~~Term CORRA Loan or RFR Loan, then until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.06 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, an ABR Loan on such day, and (B) for Loans denominated in an Approved Currency, (1) any Term Benchmark Loan or ~~CDOR Rate~~Term CORRA Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Approved Currency plus the Applicable Rate; provided that, if the Administrative Agent reasonably determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Approved Currency cannot be determined, any outstanding affected Term Benchmark Loans or ~~CDOR Rate~~Term CORRA Loans denominated in any Approved Currency shall, at the applicable Borrower's election prior to such day: (A) be prepaid by the applicable Borrower on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan or ~~CDOR Rate~~Term CORRA Loan, such Term Benchmark Loan or ~~CDOR Rate~~Term CORRA Loan denominated in any Approved Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Approved Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Approved Currency cannot be determined, any outstanding affected RFR Loans

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NAI-5017059007v9 64 denominated in any Approved Currency, at the applicable Borrower’s election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Approved Currency) immediately or (B) be prepaid in full immediately. (b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.13), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” with respect to Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each affected Class. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (c) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) The Administrative Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.13. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark

Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate, the EURIBOR Rate or the ~~CDOR~~Term CORRA Rate) and either (a) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (b) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of "Interest Period" for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (a) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (b) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of "Interest Period" for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f) Upon the Company's receipt of notice of the commencement of a Benchmark Unavailability Period, the applicable Borrower may revoke any request for a Term Benchmark Borrowing, ~~CDOR Rate~~Term CORRA Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans or ~~CDOR Rate~~Term CORRA Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the applicable Borrower will be deemed to have converted any request for a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to an ABR Borrowing or (y) any Term Benchmark Borrowing, ~~CDOR Rate~~Term CORRA Borrowing or RFR Borrowing denominated in an Approved Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate. Furthermore, if any Term Benchmark Loan, ~~CDOR Rate~~Term CORRA Loan or RFR Loan in any Agreed Currency is outstanding on the date of the applicable Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan, ~~CDOR Rate~~Term CORRA Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.13, (A) for Loans denominated in Dollars any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, an ABR Loan on such day and (B) for Loans denominated in an Approved Currency, (1) any Term Benchmark Loan or ~~CDOR Rate~~Term CORRA Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Approved Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Approved Currency cannot be determined, any outstanding affected Term Benchmark Loans or ~~CDOR Rate~~Term CORRA Loans denominated in any Approved Currency shall, at the applicable Borrower's election prior to such day: (a) be prepaid by the applicable Borrower on such day or (b) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan or ~~CDOR Rate~~Term CORRA Loan, such Term Benchmark Loan or ~~CDOR~~Term CORRA Loans denominated in any

NAI-5017059007v9 65

NAI-5017059007v9 66 Approved Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Approved Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Approved Currency cannot be determined, any outstanding affected RFR Loans denominated in any Approved Currency, at the applicable Borrower’s election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Approved Currency) immediately or (B) be prepaid in full immediately. (g) If, in any applicable jurisdiction, the Administrative Agent, any Issuing Bank or any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any Issuing Bank or any Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest with respect to any Loan or issuance of a Letter of Credit to any Designated Borrower who is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Company, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest with respect to any such Credit Extension shall be suspended, and to the extent required by applicable law, cancelled. SECTION 2.14 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR Rate or Adjusted EURIBOR Rate, as applicable) or the Issuing Bank; (ii) impose on any Lender or the Issuing Bank or the applicable offshore interbank market or the applicable Agreed Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (g) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of

NAI-5017059007v9 67 participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Company or the applicable Borrower will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.; provided that no Borrower shall be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions related to or suffered or incurred with respect to any Bank Levy (or any payment attributable to, or any liability arising as a consequence of, a Bank Levy). (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender'sLender’s or the Issuing Bank’s capital or on the capital of such Lender'sLender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender'sLender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender'sLender’s or the Issuing Bank'sBank’s policies and the policies of such Lender'sLender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Company or the applicable Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender'sLender’s or the Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section (containing a reasonably detailed explanation of the basis on which such amount or amounts were calculated and explaining the Change in Law by reason of which it has become entitled to be so compensated) shall be delivered to the Company and shall be conclusive absent manifest error. The Company or the applicable Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender'sLender’s or the Issuing Bank’s right to demand such compensation; provided that no Borrower shall be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender'sLender’s or the Issuing Bank'sBank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

NAI-5017059007v9 68 (e) Notwithstanding any other provision to the contrary, this Section 2.14 shall have no application with respect to any Indemnified Taxes, Other Taxes or any Excluded Taxes, which matters, for the avoidance of doubt, shall be dealt with exclusively under Section 2.16. SECTION 2.15 Break Funding Payments. (a) With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan or CDOR RateTerm CORRA Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the conversion of any Term Benchmark Loan or CDOR RateTerm CORRA Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan or CDOR RateTerm CORRA Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), or (iv) the assignment of any Term Benchmark Loan or CDOR RateTerm CORRA Loan other than on the last day of the Interest Period applicable thereto as a result of a request by a Borrower pursuant to Section 2.18 or (v) the failure by the applicable Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in an Approved Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event, including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained but excluding any loss of anticipated profits. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the applicable Borrower pursuant to Section 2.18 or (iv) the failure by the applicable Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. SECTION 2.16 Withholding of Taxes; Gross-Up. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document or Letter of Credit shall be made without deduction or withholding for any

NAI-5017059007v9 69 Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.16) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by each Borrower. Each Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent or any Lender, timely reimburse the Administrative Agent or such Lender for, any Other Taxes. (c) Evidence of Payment. As soon as practicable after the written request by the Administrative Agent to the Company, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by the Governmental Authority to which the Company or a Borrower has paid Taxes that evidences such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Borrowers. Each applicable Borrower shall severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.16) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient (other than those compensated for by an increased payment under Section 2.16(a)) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender'sLender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document or Letter of Credit, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby

NAI-5017059007v9 70 authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or Letter of Credit or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Subject to Section 2.16(g), any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document or Letter of Credit shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by any Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by any Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by any Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender'sLender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of any Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a

NAI-5017059007v9 71 party (x) with respect to payments of interest under any Loan Document or Letter of Credit, an executed copy of IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "“interest"” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document or Letter of Credit, IRS Form W-8BEN-E or IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "“business profits"” or "“other income"” article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E to the effect that such Foreign Lender is not a "“bank"” within the meaning of Section 881(c)(3)(A) of the Code, a "“10 percent shareholder"” of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a "“controlled foreign corporation"” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN-E or IRS Form W-8BEN; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E or IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by

NAI-5017059007v9 72 applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document or Letter of Credit would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by any Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by any Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender'sLender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), "“FATCA"” shall include any amendments made to FATCA after the date of this Agreement. (E) in the case of a Foreign Lender that is not the Beneficial Owner of payments made under this Agreement (including a partnership or a participating Lender) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D) and (F) of this paragraph (f)(ii) that would be required of each such Beneficial Owner or partner of such partnership if such beneficial owner or partner were a Lender; provided, however, that if the Lender is a partnership and one or more of its partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, such Lender may provide a U.S. Tax Compliance Certificate on behalf of such partners; or (F) any other form prescribed by law as a basis for claiming exemption from, or a reduction of, withholding Tax together with such supplementary documentation necessary to enable the Borrowers or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so. (g) Additional United Kingdom Withholding Tax Matters. (i) Subject to (ii) below, each Lender and each UK Borrower which makes a payment to such Lender shall cooperate in completing any procedural

NAI-5017059007v9 73 formalities necessary for such UK Borrower to obtain authorization to make such payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom. (ii) (A) A Lender on the Effective Date that (x) holds a passport under the HMRC DT Treaty Passport scheme and (y) wishes such scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to each UK Borrower and the Administrative Agent; and (B) a Lender which becomes a Lender hereunder after the day on which this Agreement closes that (x) holds a passport under the HMRC DT Treaty Passport scheme and (y) wishes such scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to each UK Borrower and the Administrative Agent, and (C) Upon satisfying either clause (A) or (B) above, such Lender shall have satisfied its obligations under paragraph (g)(i) above and under Section 2.16(f)(i). (iii) If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (g)(ii) above, the UK Borrower(s) shall make a Borrower DTTP filing with respect to such Lender, and shall promptly provide such Lender with a copy of such filing; provided that, if each UK Borrower making a payment to such Lender has made a Borrower DTTP Filing in respect of such Lender but (1) such Borrower DTTP Filing has been rejected by HM Revenue & Customs or (2) HM Revenue & Customs has not given such UK Borrower authority to make payments to such Lender without a deduction for tax within 60 days of the date of such Borrower DTTP Filing, and in each case, such UK Borrower has notified that Lender in writing of either (1) or (2), then such Lender and such UK Borrower shall co-operate in completing any additional procedural formalities necessary for such UK Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom. (iv) If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (g)(ii) above, no UK Borrower shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender'sLender’s Commitment(s) or its participation in any Loan unless the Lender otherwise agrees. (v) Each UK Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of such Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Lender.

NAI-5017059007v9 74 (vi) Each Lender shall notify the Borrowers and Administrative Agent if it determines in its sole discretion that it is ceases to be entitled to claim the benefits of an income tax treaty to which the United Kingdom is a party with respect to payments made by any U.K. Borrower hereunder. (h) Treatment of Certain Refunds. If any party determines, in its reasonable discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including additional amounts paid pursuant to this Section 2.16), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid to such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything herein to the contrary in this Section 2.16(h), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.16(h) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such Tax had never been paid. This Section 2.16(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person. (i) Defined Terms. For purposes of this Section 2.16, the term “Lender” includes the Issuing Bank and the term “applicable law” includes FATCA. (j) [Reserved]. (k) VAT. (i) All amounts expressed to be payable under any Loan Document or Letter of Credit by any Loan Party to any Recipient which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, if VAT is or becomes chargeable on any supply made by any Recipient to any Loan Party under a Loan Document or Letter of Credit and such Recipient is required to account to the relevant Governmental Authority for the VAT, that Loan Party must pay to such Recipient (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT upon receipt of any appropriate VAT invoice. (ii) If VAT is or becomes chargeable on any supply made by a Recipient to any other Loan Party under a Loan Document or Letter of Credit,

NAI-5017059007v9 75 and any party hereto other than the Loan Party (the “Relevant Party”) is required by the terms of a Loan Document or Letter of Credit to pay an amount equal to the consideration for that supply to the Recipient (rather than being required to reimburse or indemnify the Loan Party in respect of that consideration): (A) (where the Recipient is the person required to account to the relevant tax authority for the VAT), the Relevant Party must also pay to the Recipient (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Loan Party must (where this paragraph (a) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Loan Party receives from the relevant tax authority which the Loan Party reasonably determines relates to the VAT payable on that supply; and (B) (where the Loan Party is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Loan Party, pay to the Loan Party an amount equal to the VAT chargeable on that supply but only to the extent that the Loan Party reasonable determines that it is not entitled to credit or repayment form the relevant tax authority in respect of that VAT. (iii) Where a Loan Document or Letter of Credit requires any Loan Party to reimburse or indemnify a Recipient for any cost or expense, that Loan Party shall reimburse or indemnify (as the case may be) such Recipient for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Recipient reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant Governmental Authority. (iv) Any reference in this Section to any party shall, at any time when such party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (provided for in Article 11 of Council Directive 2006/112/EC or as implemented by the relevant member state of the European Union or any other similar provision in any jurisdiction which is not a member state of the European Union) so that a reference to a party shall be construed as a reference to that party or the relevant group or unity (or fiscal unity) of which that party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be). (l) Survival. Each party'sparty’s obligations under this Section 2.16 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document or Letter of Credit.

NAI-5017059007v9 76 SECTION 2.17 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) (i) Except with respect to principal of and interest on Loans denominated in an Approved Currency, each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) in Dollars prior to 2:00 p.m., Local Time, or such other time as may be expressly provided herein, on the date when due, and (ii) all payments with respect to principal and interest on Loans denominated in an Approved Currency shall be made in such Alternative Currency not later than the Applicable Time specified by the Administrative Agent on the dates specified herein, in each case, in immediately available funds and in the appropriate currency, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices as it may designate from time to time by notice to the Borrowers, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the applicable Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the U.S. Dollar Equivalent of the Approved Currency payment amount. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be

NAI-5017059007v9 77 rescinded and the purchase price restored to the extent of such recovery, without interest, (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply) and (iii) the provisions of this paragraph shall not apply to any payments made to those Lenders who choose not to extend the Maturity Date of their Loans or Commitments pursuant to Section 2.22 hereof on such non-extended Maturity Date except to the extent any such non-extending Lender receives payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other such non-extending Lender, in which case such Lender shall purchase participations as described above solely from other such non-extending Lenders to the extent necessary so that the benefit of all such payments made on such date shall be shared by such non-extending Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(d) or (e), 2.06(b), 2.17(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender'sLender’s obligations under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold such amounts in a segregated account over which the Administrative Agent shall have exclusive control as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clause (i) and (ii) above, in any order as determined by the Administrative Agent at the applicable Overnight Rate.

NAI-5017059007v9 78 SECTION 2.18 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If: (i) any Lender requests compensation under Section 2.14; (ii) any Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16; (iii) any Lender is a Defaulting Lender; (iv) any Lender does not approve of an additional Approved Currency pursuant to the Borrowers’ request that such currency be added within 20 Business Days of such Lender’s receipt of such request and the Required Lenders have approved the addition of such currency; (v) a Lender delivers a Notice of Illegality in accordance with Section 2.21, a period of at least 15 Business Days shall have passed since the Administrative Agent shall have posted such Election to Participate to the Lenders and the Administrative Agent has not received Notices of Illegality from the Required Lenders; or (vi) a Lender delivers a notice pursuant to Section 2.13(e); then the Company may, at its sole expense, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.14 or 2.16) and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the Company shall have received the prior written consent of the Issuing Bank and, unless the Commitment is being assigned to a Lender, an Affiliate of a Lender or an Approved Fund, the Administrative Agent, in each case such consent not to be unreasonably withheld or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts), (C) in the case of

NAI-5017059007v9 79 any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments, (D) in the case of any such assignment resulting from a Lender not approving an additional Approved Currency, each relevant assignee shall have agreed to approve such currency and (E) in the case of any such assignment resulting from a Lender delivering a Notice of Illegality or a notice pursuant to Section 2.13(d), each relevant assignee (x) shall have confirmed that it would not be unlawful under U.S. Federal or applicable state or foreign law for such Lender to make Loans or otherwise extend credit to or do business with the relevant proposed or existing Designated Borrower, as the case may be, or, as the case may be in connection with a Notice of Illegality, that it has sufficient operational capabilities to permit it to make Loans or otherwise extend credit with the relevant proposed Designated Borrower and (y) shall not be a Lender that has delivered a Notice of Illegality or a notice pursuant to Section 2.13(e) with respect to such proposed or existing Designated Borrower, as the case may be; provided further that, for the avoidance of doubt, any Lender being replaced under this Section shall not be required to make any effort with respect to finding a replacement Lender or otherwise obtaining a replacement Commitment. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrowers, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. SECTION 2.19 Increase in Commitments. (a) Request for Increase. Provided there exists no Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Company may from time to time request an increase in the Commitments by an amount (for all such increases) not exceeding, after the First Amendment Effective Date, an aggregate amount equal to (x) $300,000,000 plus (y) an additional amount provided that at the time of the incurrence of the applicable Commitments, assuming full utilization thereof and after giving effect to the use of proceeds thereof, the Total Net Leverage Ratio shall be less than 3.503.75 to 1.00 on a pro forma basis; provided that (i) any such increase shall be in a minimum amount of $10,000,000 and (ii) the Company may make a maximum of five such increases. (b) Increasing and Additional Lenders. The Company may, in consultation with the Administrative Agent, designate any Lender party to this Agreement (with the consent of such Lender, which may be given or withheld in its sole discretion) or another Person (which may be, but need not be, an existing Lender) which is not an Ineligible Assignee (subject to the consent of the Administrative Agent and the Issuing Bank (such consents not to be unreasonably

NAI-5017059007v9 80 withheld or delayed) if such Person is not a Lender, an Affiliate of a Lender or an Approved Fund) and which at the time agrees in its sole discretion to (i) in the case of any such designated Lender that is an existing Lender, increase its Commitment, and (ii) in the case of any other such Person (an “Additional Lender”), become a party to this Agreement pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel. (c) Effective Date and Allocations. If the Commitments are increased in accordance with this Section, the Company shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase in consultation with the Administrative Agent. The Administrative Agent shall promptly notify the Lenders of the final allocation of such increase and the Increase Effective Date. (d) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Company shall deliver to the Administrative Agent a certificate of each Borrower and each Guarantor dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by an authorized officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (y) in the case of the Company, certifying that, before and after giving effect to such increase, the representations and warranties contained in Article VIII and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date. (e) Adjustment of Loans. Each Lender that is acquiring a Commitment on the Increase Effective Date pursuant to this Section 2.19 shall make a Loan, the proceeds of which will be used to prepay the Loans of the other Lenders immediately prior to such Increase Effective Date so that, after giving effect thereto, the outstanding Loans are held by the Lenders on a pro rata basis based on their Commitments after giving effect to such Increase Effective Date. (f) Terms of the Commitments on the Increase Effective Date. The terms and provisions of any Commitments established on an Increase Effective Date shall be identical to the Commitments outstanding immediately prior to the Increase Effective Date (it being understood that the pricing, interest rate margins and undrawn fees may be increased for all of the Lenders, but additional upfront or similar fees may be payable to the Lenders participating in the additional Commitments established on an Increase Effective Date without any requirement to pay such amounts to any existing Lender). (g) Conflicting Provisions. This Section shall supersede any provisions in Section 2.17 or 9.02 to the contrary. SECTION 2.20 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

NAI-5017059007v9 81 (a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.11(a); (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7.02 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Bank hereunder; third, to cash collateralize the Issuing Bank’s LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Bank’s future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders or the Issuing Bank as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the applicable Borrower against such Defaulting Lender as a result of such Defaulting Lender'sLender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (c) the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02), provided that (i) the Commitment of any Defaulting Lender may not be increased or extended, the maturity of any of its Loans may not be

NAI-5017059007v9 82 extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (ii) this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification that disproportionately disadvantages such Defaulting Lender compared to non-Defaulting Lenders; (d) if any LC Exposure exists at the time a Lender becomes a Defaulting Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only (x) to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Credit Exposure to exceed its Commitment and (y) if the conditions set forth in Section 4.02 are satisfied at such time; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company or the applicable Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize for the benefit of the Issuing Bank only such Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such LC Exposure is outstanding; (iii) if a Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Company shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.11(b)) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders are reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.11(a) and (b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; or (v) if all or any portion of any Defaulting Lender’s LC Exposure are neither cash collateralized nor reallocated pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all letter of credit fees payable under Section 2.11(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until such LC Exposure are cash collateralized and/or reallocated; and (e) so long as any Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by one or more of the Borrowers in accordance with Section 2.20(d), and LC Exposure related to any

NAI-5017059007v9 83 newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(d)(i) (and Defaulting Lenders shall not participate therein). In the event that the Administrative Agent, the Company and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage. SECTION 2.21 Designated Borrowers. (a) The Company may at any time and from time to time elect that any wholly-owned Subsidiary become a Borrower eligible to borrow Loans by delivering to the Administrative Agent an Election to Participate with respect to such Subsidiary; provided that any such Election to Participate shall be rendered null and void if (A) the Administrative Agent shall have received from any Lender, within 15 Business Days after the Administrative Agent has posted such Election to Participate to the Lenders, written notice (a “Notice of Illegality”) to the effect that, other than with respect to any Subsidiary that is an EU Entity, (x) it shall be unlawful under U.S. Federal or applicable state or foreign law or regulation for such Lender to make Loans or otherwise extend credit to or do business with such Subsidiary as provided herein or (y) other than in the case of an Election to Participate delivered with respect to a Subsidiary organized under the laws of the United Kingdom, the Netherlands, Canada, Hong Kong or Singapore, such Lender does not have operational capabilities allowing it to make Loans to a Person organized under the laws of such Subsidiary’s jurisdiction of organization or (B) with respect to any Subsidiary that is an EU Entity, each Lender has not consented to the addition of such Subsidiary as a Borrower. Each Election to Participate shall become effective, and the applicable Subsidiary shall become a Designated Borrower hereunder, on the date that (i) any Lender, if any, that has delivered a Notice of Illegality has withdrawn such notice (it being understood and agreed that no such Notice of Illegality described in clause (y) of the foregoing sentence may be issued by any Lender with respect to a Subsidiary organized under the laws of the United Kingdom, the Netherlands, Canada, Hong Kong or Singapore) or ceased to be a Lender hereunder, (ii) the Administrative Agent (or in the case of clause (E) below, the applicable Lender) shall have received (A) favorable written opinions (addressed to the Administrative Agent and the Lenders) of counsel for such Designated Borrower in each relevant jurisdiction as the Administrative Agent or the Required Lenders may reasonably request, each of which legal opinions shall be reasonably satisfactory to the Administrative Agent, (B) a certificate of such Designated Borrower, dated the date of delivery thereof and executed by its Secretary or Assistant Secretary or a duly authorized officer (which shall be, in the case of a Subsidiary incorporated in England and Wales, a director) serving a similar function, which shall (I) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (II) identify by name and title and bear the signatures of the officers of such Designated Borrower authorized to sign the Loan Documents to which it is a party, and (III) contain appropriate attachments, including the certificate or articles of incorporation, association or organization or similar constituent documents of such Designated Borrower certified, to the

NAI-5017059007v9 84 extent applicable and customary in the relevant jurisdiction without undue burden or expense, by the relevant authority of the jurisdiction of organization of such Designated Borrower and a true and correct copy of its bylaws or operating, management or partnership agreement or similar constituent documents, (C) a long form good standing certificate for such Designated Borrower from its jurisdiction of organization, if applicable, (D) evidence that such Designated Borrower shall have appointed either the Company or an agent located in New York City to receive on its behalf service of the summons and complaint and any other process which may be served in any action or proceeding brought in any New York State court or United States federal court sitting in New York City and (E) all documentation and other information about such Designated Borrower required under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested by the Administrative Agent or any Lender at least five Business Days prior to such date; provided that such effective date shall be at least 20 Business Days after the Administrative Agent’s receipt of such Election to Participate. (b) The eligibility of any Designated Borrower to borrow hereunder shall terminate when the Administrative Agent receives an Election to Terminate from the Company with respect to such Subsidiary. Each Election to Participate delivered to the Administrative Agent shall be duly executed on behalf of the relevant Subsidiary and the Company, and each Election to Terminate delivered to the Administrative Agent shall be duly executed on behalf of the Company, in such number of copies as the Administrative Agent may request. The delivery of an Election to Terminate shall not affect any obligation of the relevant Subsidiary theretofore incurred. The Administrative Agent shall promptly give notice to the Lenders of its receipt of any Election to Participate or Election to Terminate. (c) Any election, notice or other action that may be given or taken by a Designated Borrower hereunder may be given or taken by the Company on behalf of such Designated Borrower, and the Administrative Agent and the Lenders shall be entitled to rely thereon, conclusively, without inquiry, and such election, notice or other action shall be binding upon such Designated Borrower. Each Designated Borrower hereby consents to the foregoing, and assumes all responsibility for elections, notices or actions hereunder given or taken on its behalf by the Company. (d) The Company shall be liable for all Obligations of the Designated Borrowers. The Obligations of all Designated Borrowers that are Foreign Subsidiaries or FSHCOs shall be several in nature (and not joint). (e) This Agreement and the other Loan Documents may be amended in connection with the addition of a Designated Borrower if any such amendment is agreed by the Borrowers and the Administrative Agent (which is hereby irrevocably authorized by the Lenders and the Issuing Bank to enter into any such amendment, at the option and discretion of the Administrative Agent) and such amendment addresses any necessary or desirable technical changes to this Agreement or any necessary or desirable legal changes to this Agreement resulting from the jurisdiction of, or laws applicable to, the Designated Borrower, in each case that are not adverse in any material respect to the Lenders. This Section shall supersede any provisions in Section 2.17 or 9.02 to the contrary.

NAI-5017059007v9 85 SECTION 2.22 Extensions of Maturity. (a) The Company may, by written notice to the Administrative Agent from time to time, request an extension (each, an “Extension”) of the maturity date of all or a portion of the Commitments to the extended maturity date specified in such notice. Such notice shall (i) set forth the amount of the Commitments that will be subject to the Extension (which shall be in minimum increments of $10,000,000 and a minimum amount of $50,000,000) and (ii) set forth the date on which such Extension is requested to become effective (which shall be not less than ten (10) Business Days nor more than sixty (60) days after the date of such Extension notice). Each Lender shall be offered (an “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions as each other Lender pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent and the Company. If the aggregate principal amount of Commitments in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Commitments subject to the Extension Offer as set forth in the Extension notice, then the Commitments shall be extended ratably up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Extension Offer. (b) The following shall be conditions precedent to the effectiveness of any Extension: (i) no Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such Extension, (ii) the representations and warranties set forth in Article III and in each other Loan Document shall be deemed to be made and shall be true and correct in all material respects on and as of the effective date of such Extension (other than (i) such representations as are made as of a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) such representations that are qualified by materiality or as to Material Adverse Effect in the text thereof, in which case such representations and warranties shall be true and correct in all respects), (iii) the terms of such extended Commitments shall comply with paragraph (c) of this Section, (iv) the Issuing Bank shall have consented to any Extension (such consent not to be unreasonably withheld or delayed) and (iv) the aggregate amount of the extended Commitments shall be at least $50,000,000. (c) The terms of an Extension shall be identical to all other Commitments hereunder; provided that (i) the final maturity date of any extended Commitment shall be as agreed among the Company and the Lenders extending their Commitments but in no event earlier than the Maturity Date, (ii) the pricing, interest rate margins, interest rate floors and any fees payable with respect to any extended Commitments may be different than those Commitments that are not being extended, (iii) any upfront or similar fees payable to Lenders extending their Commitments need not be shared with Lenders that are not extending their Commitments and (iv) the terms of an Extension may provide for additional terms different than the terms of any other Commitments hereunder solely to the extent that (other than with respect to items (i), (ii) and (iii) above) any such terms do not apply until after the Maturity Date and the repayment in full of all Obligations (other than (x) any contingent indemnification obligation or similar contingent obligation not yet due and payable, (y) obligations and liabilities under Cash Management Agreements and Hedge Agreements and (z) any Obligations in respect of

NAI-5017059007v9 86 participations in Letters of Credit that are reallocated to those Commitments that are being extended) corresponding to Commitments that have not been so extended. (d) In connection with any Extension, the Borrowers, the Administrative Agent and each applicable extending Lender shall execute and deliver to the Administrative Agent an amendment to this Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Extension. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension. Any amendment of this Agreement in respect of the Extension may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to implement the terms of any such Extension, including any amendments necessary to establish extended Commitments as a new class or tranche of Commitments such other technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrowers in connection with the establishment of such new class or tranche (including to preserve the pro rata treatment of the extended and non-extended classes or tranches, to permit the non-pro rata payment of principal, interest and fees to the non-extending class on or prior to the Maturity Date, to permit the non-pro rata payment of fees, interest and other amounts to the extending class as set forth in Section 2.22(c), and to provide for the reallocation of Revolving Credit Exposure upon the expiration or termination of the commitments under any class or tranche), in each case on terms consistent with this section. (e) This Section shall supersede any provisions in Section 2.17 or 9.02 to the contrary. SECTION 2.23 Sustainability Adjustments. (a) The parties hereto acknowledge that the Sustainability Targets have not been determined and agreed as of the date of this Agreement and that Schedule 2.23 therefore has been intentionally left blank. The Company may, at any time following the Effective Date, submit a request in writing to the Administrative Agent that this Agreement be amended to include the Sustainability Targets and other related provisions (including without limitation those provisions described in this Section 2.23), to be mutually agreed among the parties hereto in accordance with this Section 2.23 and Section 9.02 (such amendment, the “ESG Amendment”). Such request shall be accompanied by the proposed Sustainability Targets as prepared by the Company in consultation with the Sustainability Structuring Agents and devised with assistance from the Sustainability Assurance Provider (defined below), which shall be included as Schedule 2.23 (the “Sustainability Table”). The proposed ESG Amendment shall also include the ESG Pricing Provisions (defined below) and identify a sustainability assurance provider, provided that any such sustainability assurance provider shall be a qualified external reviewer, independent of the Company and its Subsidiaries, with relevant expertise, such as an auditor, environmental consultant and/or independent ratings agency of recognized national standing (the “Sustainability Assurance Provider”). (b) The Administrative Agent, the Sustainability Structuring Agents and the Company shall in good faith enter into discussions to reach an agreement in respect of the proposed Sustainability Targets and Sustainability Assurance Provider, and any proposed

NAI-5017059007v9 87 incentives and penalties for compliance and noncompliance, respectively, with the Sustainability Targets, including any adjustments to the Applicable Rate (and/or Commitment Fee Rate therein) (such provisions, collectively, the “ESG Pricing Provisions”); provided that the amount of any such adjustments made pursuant to an ESG Amendment shall not result in a decrease or an increase of more than (a) 0.01% per annum in the Commitment Fee Rate set forth in the definition of “Applicable Rate” and/or (b) 0.05% per annum in the “Applicable Rate” for any Loan during any calendar year, which pricing adjustments shall be applied in accordance with the terms as further described in the ESG Pricing Provisions; provided further that (i) in no event shall the Applicable Rate or the Commitment Fee Rate be less than 0.00% at any time and (ii) for the avoidance of doubt, such pricing adjustments shall not be cumulative year-over-year, and each applicable adjustment shall only apply until the date on which the next adjustment is due to take place. The Company agrees and confirms that the ESG Pricing Provisions shall follow the Sustainability Linked Loan Principles, as published in May 2021, and as may be updated, revised or amended from time to time by the Loan Market Association and the Loan Syndications & Trading Association (the “SLL Principles”). (c) An ESG Amendment (including the ESG Pricing Provisions) will become effective after the Administrative Agent shall have posted such proposed amendment to all Lenders and received written consent to such ESG Amendment from Lenders comprising the Required Lenders. (d) Following the effectiveness of the ESG Amendment, any amendment or other modification to the ESG Pricing Provisions which does not have the effect of reducing the Applicable Rate or the Commitment Fee Rate to a level not otherwise permitted by this Section 2.23 shall be subject only to the consent of the Required Lenders. ARTICLE III REPRESENTATIONS AND WARRANTIES Each Borrower represents and warrants to the Lenders that: SECTION 3.01 Organization; Powers. Each of the Company and its Subsidiaries is duly organized (or, as applicable, incorporated), validly existing and in good standing under the laws of the jurisdiction of its organization (or, as applicable, incorporation), has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. SECTION 3.02 Authorization; Enforceability. The Transactions are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder action. Each Loan Document has been duly executed and delivered by each of the Loan Parties which is a party thereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or other laws affecting creditors'’

NAI-5017059007v9 88 rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws, constitution or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (c) except where such violation or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, and (d) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of the Company or any of its Subsidiaries. SECTION 3.04 Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended March 31, 2022, reported on by KPMG LLP, independent public accountants, and (ii) as of and for the fiscal quarters and the portion of the fiscal year ended June 30, 2022 and September 30, 2022, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) Since March 31, 20222026, there has been no material adverse change in the business, assets, property or financial condition of the Company and its Subsidiaries, taken as a whole. SECTION 3.05 Properties. (a) Each of the Company and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. (b) Each of the Company and its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business as currently conducted, except where the failure to so own or so license, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and the use thereof by the Company and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrowers, threatened in writing against or affecting the

NAI-5017059007v9 89 Company or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination and that could reasonably be expected, individually or in the aggregate, to result in (i) a Material Adverse Effect (other than the Disclosed Matters) or (ii) a material adverse effect on the validity or enforceability of the Loan Documents or the rights or remedies of the Administrative Agent and the Lenders hereunder or thereunder. (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect. SECTION 3.07 Compliance with Laws and Agreements. Each of the Company and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. SECTION 3.08 Investment Company Status. Neither the Company nor any of its Subsidiaries is an “investment company” as defined in the Investment Company Act of 1940 and, in the case of a UK Borrower, is not required to be authorized to carry on any registered activity under the Financial Services and Markets Act of 2000 (UK). SECTION 3.09 Taxes. Each of the Company and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan such that any requisite funding of such Plan could reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the

NAI-5017059007v9 90 most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans such that any requisite funding of all such Plans could reasonably be expected to result in a Material Adverse Effect. SECTION 3.11 Disclosure. (a) As of the Effective Date, the Company has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Company to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) taken as a whole with all such other written statements, written information, documents and certificates contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that (i) with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time and (ii) the Company makes no representation hereunder with respect to any information of a general market or industry specific nature. (b) As of the Effective Date, to the best knowledge of the Company, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct. SECTION 3.12 Anti-Corruption Laws and Sanctions. (a) The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrowers their directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Borrower or any Subsidiary being designated as a Sanctioned Person. None of (a) the Company, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. (b) No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. (c) The representations and warranties given in Section 3.12(a) shall only be given or deemed to be given by and apply to any Loan Party to the extent that giving of and complying with such representations and warranties does not result in a violation of or conflict with or does not expose any Loan Party to any liability under the Council Regulation (EC) 2271/96 as it forms part of the law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018, and as amended by The Protecting against the Effects of the Extraterritorial Application of Third Country Legislation (Amendment) (EU Exit) Regulations 2020, any law or regulation of

NAI-5017059007v9 91 Canada implementing or giving effect to any international trade countermeasures or restricting compliance with foreign sanctions or extra-territorial measures, or any similar anti-boycott laws or regulations. SECTION 3.13 Patriot Act. No Loan Party is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended or any enabling legislation or executive order relating thereto. No Loan Party is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the Patriot Act. None of the Loan Parties (i) is a blocked person described in section 1 of the Anti-Terrorism Order or (ii) to the best of its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such blocked person. SECTION 3.14 Canadian Defined Benefit Plans. No Loan Party has sponsored, maintained, contributed to, or otherwise incurred liability under any Canadian Defined Benefit Plan, other than to the extent that doing so could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.15 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. SECTION 3.16 Solvency. On the First Amendment Effective Date, the Company and its Subsidiaries taken as a whole are Solvent. ARTICLE IV CONDITIONS SECTION 4.01 Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) The Administrative Agent (or its counsel) shall have received from each party to each of this Agreement and the Guaranty either (i) a counterpart of such Loan Document, signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of such Loan Document. (b) The Administrative Agent shall have received reasonably satisfactory evidence that all amounts outstanding under the Existing Credit Agreement, shall have been repaid in full (or will be repaid on the Effective Date) and that all liens granted by the Company and its Subsidiaries to secure the obligations of the borrowers under such agreement, if any, shall have been released.

NAI-5017059007v9 92 (c) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of counsel for the Company and the Guarantors, and counsel to each Effective Date Subsidiary Borrower, covering such matters relating to such Loan Parties, the Loan Documents or the Transactions as the Required Lenders shall reasonably request. The Company, the Guarantors and each Effective Date Subsidiary Borrower hereby requests its respective counsel to deliver such opinions. (d) The Administrative Agent shall have received (i) a certificate of the Company, any Effective Date Subsidiary Borrower that is a Domestic Subsidiary and each Guarantor, dated the Effective Date and executed by its Secretary, Assistant Secretary or a director, which shall (A) certify the resolutions of its Board of Directors, members and/or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation, association or organization of each applicable Loan Party certified by an authorised signatory or the relevant authority of the jurisdiction of organization or incorporation of such Loan Party and a true and correct copy of its constitution, bylaws or operating, management or partnership agreement, (ii) a long form good standing certificate for each applicable Loan Party from its jurisdiction of organization or incorporation, if applicable, and (iii) in respect of each Effective Date Subsidiary Borrower (other than any Domestic Subsidiary), documentation regarding the foregoing as is usual and customary in the jurisdiction of organization or incorporation of each such Effective Date Subsidiary Borrower, in each case as may be reasonably acceptable to the Administrative Agent. (e) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 and confirming that, after giving effect to the Effective Date and any Borrowing expected to be made on such date, the Company will be in compliance with Section 6.10 on a pro forma basis. (f) The Administrative Agent shall have received any promissory notes requested by a Lender pursuant to Section 2.09(e) payable to each such requesting Lender, if such Lender has requested any such promissory notes at least five (5) Business Days prior to the Effective Date. (g) The Administrative Agent shall have received the results of a recent lien search in the jurisdiction of organization (or, as applicable, incorporation) of the Company and each Guarantor, and such search shall reveal no liens on any of the assets of such Loan Parties except for liens permitted by Section 6.02 or discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation satisfactory to the Administrative Agent.

NAI-5017059007v9 93 (h) (i) The Administrative Agent shall have received, at least five days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrowers at least 10 days prior to the Effective Date and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrowers at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation to such Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied). (i) The Administrative Agent shall have received such documents, and completed such other reviews, including, without limitation, material leases and contracts, litigation and taxes, as the Administrative Agent or its counsel shall reasonably deem necessary. (j) The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent or any Lender on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Company hereunder. The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, increase, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Loan Parties set forth in this Agreement and each other Loan Document shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (other than (i) such representations as are made as of a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) such representations that are qualified by materiality or as to Material Adverse Effect in the text thereof, in which case such representations and warranties shall be true and correct in all respects). (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, increase, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

NAI-5017059007v9 94 Each Borrowing and each issuance, amendment, increase, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. ARTICLE V AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated, in each case, without any pending draw, or been cash collateralized or backstopped in a manner reasonably acceptable to the Issuing Bank, and all LC Disbursements shall have been reimbursed, each Borrower covenants and agrees with the Lenders that: SECTION 5.01 Financial Statements; Ratings Change and Other Information. The Company will furnish to each Lender through the Administrative Agent: (a) within 90 days after the end of each fiscal year of the Company (commencing with the fiscal year ending on or around March 31, 2023), its audited consolidated balance sheet and related statements of operations, stockholders'’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception arising out of the scope of the audit (other than such a qualification, commentary or exception that is solely with respect to, or resulting solely from, the upcoming maturity date of any of the Loans hereunder being scheduled to occur within twelve months from the time such report is delivered), and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company (commencing with the fiscal quarter ending December 31, 2022), its consolidated balance sheet and related statements of operations, stockholders'’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) within 90 days after the end of each fiscal year of the Company, and within 45 days after the end of each of the first three fiscal quarters of each fiscal year of

NAI-5017059007v9 95 the Company, a certificate (a “Compliance Certificate”) in substantially the form of Exhibit C of a Financial Officer of the Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.10 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 which has had an effect on such financial statements and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be; (e) within 90 days after the end of each fiscal year of the Company (commencing with the fiscal year ending on or around March 31, 2023), an annual business plan and budget of the Company and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Company, in form and substance reasonably satisfactory to the Administrative Agent, of consolidated balance sheets and statements of income or operations and cash flows of the Company and its Subsidiaries for the immediately following fiscal year (including the fiscal year in which the Maturity Date occurs); and (f) promptly following any request therefor, (x) such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request, (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation, and (z) such other information regarding sustainability matters and practices of the Company or any Subsidiary (including with respect to corporate governance, environmental, social and employee matters, respect for human rights, anti-corruption and anti-bribery) as the Administrative Agent or any Lender may reasonably request for purposes of compliance with any legal or regulatory requirement applicable to it; provided, however that the Borrowers shall not be obligated to provide information (i) that constitutes non-financial trade secrets or non-financial proprietary information that is not reasonably related to the actual or projected financial results or results of operations of the Company and its Subsidiaries, (ii) the disclosure of which would adversely affect the attorney-client privilege between any Borrower and its counsel or (iii) the disclosure of which is prohibited by law or any binding, arm’s-length agreement with a third party. Documents required to be delivered pursuant to Section 5.01(a), (b) or (d) or pursuant to Section 5.02(c) (in each case, to the extent any such documents are included in materials

NAI-5017059007v9 96 otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Company, the Company shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Company, the Company shall provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents. SECTION 5.02 Notices of Material Events. The Company will furnish to the Administrative Agent prompt written notice of the following: (a) the occurrence of any Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Borrower or any AffiliateSubsidiary thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) any change in the information provided in the Beneficial Ownership Certification delivered to a Lender that would result in a change to the list of beneficial owners identified in such certification that own, directly or indirectly, 10% or more of the applicable entity’s equity interests; and (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Existence; Conduct of Business. Each Borrower will, and will cause each of its subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business (other than the case of the foregoing requirements insofar as they relate to the legal existence of the Loan Parties), to the

NAI-5017059007v9 97 extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution or share capital reduction permitted under Section 6.03. SECTION 5.04 Payment of Obligations. Each Borrower will, and will cause each of its subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP (or, in relation to any Foreign Subsidiary, generally accepted accounting principles in its jurisdiction of organization or incorporation) and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.05 Maintenance of Properties; Insurance. Except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, each Borrower will, and will cause each of its subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; provided that the foregoing provisions shall not restrict the ability of any Borrower or its subsidiaries to self-insure in commercially reasonable amounts. SECTION 5.06 Books and Records; Inspection Rights. Each Borrower will, and will cause each of its subsidiaries to, keep proper books of record and account in which entries in conformity in all material respects with all applicable laws, rules and regulations of any Governmental Authority are made of all dealings and transactions in relation to its business and activities. Each Borrower will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records (other than (i) materials protected by the attorney-client privilege, (ii) materials which such Borrower or such subsidiary, as applicable, may not disclose without violation of a confidentiality obligation binding upon it or the disclosure of which is prohibited by law or (iii) information that constitutes non-financial trade secrets or non-financial proprietary information that is not reasonably related to the actual or projected financial results or results of operations of the Company and its subsidiaries), and to discuss its affairs, finances and condition with its officers and independent accountants so long as such Borrower is afforded an opportunity to be present, all at such reasonable business hours and times and as often as reasonably requested and at the expense of such Borrower; provided, that unless an Event of Default is then in effect the Administrative Agent shall be limited to two such on-site inspections for the Company and its subsidiaries in the aggregate in any year and only one such inspection shall be at the Company’s expense. SECTION 5.07 Compliance with Laws. Each Borrower will, and will cause each of its subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so,

NAI-5017059007v9 98 individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by such Borrower, its subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. Each Borrower will not request any Borrowing or Letter of Credit, and each Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Jurisdiction, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.08 Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used by the Borrowers only for working capital and general corporate purposes, and the proceeds of the Letters of Credit will be used for working capital and general corporate purposes of the Company or any applicable Subsidiary, in each case including Permitted Acquisitions and share repurchases. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. SECTION 5.09 Covenant to Guarantee Obligations. (a) Upon the formation or acquisition of any new direct or indirect wholly-owned Domestic Subsidiary by any Borrower or any Guarantor, if such new direct or indirect wholly-owned Domestic Subsidiary is a Significant Subsidiary, and upon any existing wholly-owned Domestic Subsidiary being designated or determined to be a wholly-owned Significant Subsidiary, then the Company shall (subject to the last paragraph of this Section 5.09), at the Company’s expense: (i) within 60 days (or such later date as the Administrative Agent may agree in its discretion) after such formation, acquisition, designation or determination, cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a supplement to the Guaranty, in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ obligations under the Loan Documents, (ii) within 60 days (or such later date as the Administrative Agent may agree in its discretion) after such formation, acquisition, designation or determination, deliver to the Administrative Agent, upon the reasonable request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters relating to such Subsidiary as the Administrative Agent may reasonably request, and (iii) promptly after such formation acquisition or determination, in the case of any such Subsidiary that is a FSHCO, deliver to the Administrative Agent

NAI-5017059007v9 99 a certificate of a Financial Officer of the Company to the effect that such Subsidiary is a FSHCO. (b) At any time upon the reasonable request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary or desirable in obtaining the full benefits of such guaranties. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, in no event shall any (x) Foreign Subsidiary, (y) FSHCO or (z) Excluded Subsidiary be required to become a Guarantor, nor shall any security interest be required to be granted with respect to any assets (including Equity Interests) of any such Person pursuant to the Loan Documents; provided that in the case of an Excluded Subsidiary, such Excluded Subsidiary shall become a Guarantor as required hereunder and under the other Loan Documents to the extent that any such Guarantee would not be prohibited by the terms of the applicable law or contract or would not require the applicable governmental consent, approval, license or authorization. SECTION 5.10 DAC 6. Each Loan Party shall supply to the Administrative Agent (in sufficient copies for all the Lenders if the Administrative Agent so requests): (a) promptly upon the making of such analysis or the obtaining of such advice, an analysis made or advice obtained on whether the transaction contemplated by the Loan Documents contains a hallmark as set out in Annex IV of DAC6; and (b) promptly upon the making of such reporting and to the extent permitted by applicable law and regulation, any reporting made by any Governmental Authority by or on behalf of a Loan Party or any of its Subsidiaries or by any adviser to such Person in relation to DAC 6 or any law or regulation which implements DAC 6 and any unique identification number issued by any Governmental Authority to which any such report has been made (if available). ARTICLE VI NEGATIVE COVENANTS Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated, in each case, without any pending draw, or been cash collateralized or backstopped in a manner reasonably acceptable to the Issuing Bank, and all LC Disbursements shall have been reimbursed, each Borrower covenants and agrees with the Lenders that: SECTION 6.01 Indebtedness. Each Borrower will not, and will not permit any of its subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness created under the Loan Documents; (b) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase

NAI-5017059007v9 100 the outstanding principal amount thereof (other than in respect of accrued interest and fees) or shorten the final maturity or weighted average life to maturity thereof; (c) intercompany Indebtedness owing (i) by a Loan Party to another Loan Party, (ii) by a non-Loan Party to any other non-Loan Party, (iii) by a Loan Party to a non-Loan Party so long as such Indebtedness shall be subordinated to the Obligations on subordination terms reasonably acceptable to the Administrative Agent, and (iv) by a non-Loan Party to a Loan Party; provided, in each case, that any such Indebtedness (x) shall not be prohibited by Section 6.04 and (y) owing by the Company or any Guarantor to any Designated Borrower shall be subordinated to the Obligations on subordination terms reasonably acceptable to the Administrative Agent; (d) Guarantees (i) by any Loan Party of Indebtedness or other obligations of the Company or any Guarantor, (ii) by any Loan Party of Indebtedness or other obligations of any of the Company’s Subsidiaries, so long as such Guarantee shall not be prohibited by Section 6.04, and (iii) by any Subsidiary that is not a Loan Party of Indebtedness or other obligations of the Company or any of its Subsidiaries; (e) Indebtedness consisting of customs duty deferment bonds in the ordinary course of business; (f) Indebtedness of the Company or any Subsidiary as an account party in respect of trade letters of credit; (g) Trade debt incurred in the ordinary course of business; (h) other unsecured Indebtedness of the Company; provided that (i) both before and after giving effect to the incurrence of any such Indebtedness, the Company would be in compliance with Section 6.10 (A) no Event of Default shall have occurred and be continuing and (B) the Total Net Leverage Ratio would not exceed 3.00 to 1.00 on a pro forma basis, (ii) such Indebtedness shall have a maturity date after, and no scheduled principal payments prior to, the Maturity Date; provided that this clause (ii) shall not apply to such Indebtedness in a principal amount up to the greater of (x) $94,000,000 and (y) 15.0% of Consolidated EBITDA for the period of four fiscal quarters of the Company most recently ended for which financial statements have been or are required to have been delivered pursuant to Section 5.01 as of the date of incurrence of such Indebtedness, and (iii) the documentation governing such Indebtedness does not have any covenants or other provisions materially more restrictive taken as a whole than those contained in the Loan Documents (except to the extent such terms are (x) conformed (or added) in the Loan Documents for the benefit of the Lenders pursuant to an amendment hereto or thereto (which amendment shall be in form reasonably acceptable to the Administrative Agent) or (y) applicable solely to periods after the latest final Maturity Date existing at the time of such incurrence);; (i) operating lease guarantees entered into in the ordinary course of business; (j) Guarantees by the Company or Indebtedness of the Company related to SheepskinRaw Materials Arrangements; provided that the tenor of the Company’s

NAI-5017059007v9 101 obligations thereunder shall not exceed 36 months for any such purchases except for obligations in an amount not to exceed $100,000,000200,000,000 at any time outstanding which may have tenors of longer than 36 months; (k) Indebtedness of the Real Estate Subsidiary and Guaranteed by the Company related to any mortgage financing transaction with respect to the Headquarters Building entered into after the Effective Date; provided that (A) the aggregate principal amount of such Indebtedness shall not exceed 80% of the fair market value of the Headquarters Building determined in connection with such financing, (B) the terms of such Indebtedness shall not include covenants or other restrictions on the activities of the Company that are more restrictive or onerous in any material respect than the corresponding covenants set forth in this Agreement, (C) so long as such Indebtedness is Guaranteed by the Company, such Indebtedness shall not have a maturity date earlier than the date that is one year after the Maturity Date and (D) so long as such Indebtedness is outstanding, the Real Estate Subsidiary does not have any material revenues other than lease-related payments by the Company with respect to the Headquarters Building in connection with such Indebtedness permitted under this clause (k) (such lease payments not to be materially greater than the lease payments in effect as of the Effective Date other than reasonably proportional increases in the amount thereof in connection with increases in the amount of Indebtedness permitted under this clause (k)) or own any material assets other than the Headquarters Building, the land on which the Headquarters Building sits, related fixtures, related office equipment, related furnishings and de minimis cash balances (other than cash balances in connection with related mortgage payments); (l) Priority Debt in aggregate outstanding principal amount not to exceed 15.0% of Consolidated Tangible Net Assets at the time any such Priority Debt is incurred; (m) any Indebtedness incurred by Deckers Benelux arising as a result of a fiscal unity (fiscale eenheid); and (n) any Indebtedness incurred in the ordinary course of business under any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, stored value card, purchase card, pooling, netting, electronic funds transfer and other cash management arrangements. For purposes of determining compliance with this Section 6.01, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (n) above, the Company shall, in its sole discretion, classify and reclassify or later divide, classify or reclassify all or a portion of such item of Indebtedness (or any portion thereof) in a manner that complies with this Section 6.01 and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that all Indebtedness outstanding under the Loan Documents will be deemed to have been incurred in reliance only on the exception set forth in Section 6.01(a). The accrual of interest, the accretion

NAI-5017059007v9 102 of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.01. SECTION 6.02 Liens. Each Borrower will not, and will not permit any of its subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Permitted Encumbrances; (b) any Lien on any property or asset of the Company or any Subsidiary existing on the date hereof and set forth in Schedule 6.02 and any renewals, replacements, refinancings or extensions thereof; provided that (i) such Lien shall not apply to any other property or asset of the Company or any Subsidiary other than (A) the property covered by such Lien on the date hereof, (B) the proceeds and products thereof and (C) after-acquired property that is affixed or incorporated into the property covered by such Lien, or that is subject to a Lien securing obligations that require or include a pledge of after-acquired property and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding amount of the obligations secured thereby; (c) [Reservedreserved]; (d) Liens solely constituting the right of any other Person to a share of any licensing royalties (pursuant to a licensing agreement or other related agreement entered into by the Company or any of its Subsidiaries with such Person in the ordinary course of the Company’s or such Subsidiary’s business) otherwise payable to the Company or any of its Subsidiaries, provided that such right shall have been conveyed to such Person for consideration received by the Company or such Subsidiary on an arm's-lengtharm’s-length basis; (e) Liens on the assets of the Real Estate Subsidiary (including the Headquarters Building) and securing Indebtedness permitted by clause (k) of Section 6.01; (f) Liens securing Priority Debt permitted by clause (l) of Section 6.01; (g) leases, franchises, grants, subleases, licenses, sublicenses, covenants not to sue, releases, consents and other forms of license (including intellectual property rights) granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries and do not secure any Indebtedness; and (h) any Liens incurred by Deckers Benelux arising as a result of a fiscal unity (fiscale eenheid). SECTION 6.03 Fundamental Changes. (a) Each Borrower will not, and will not permit any of its subsidiaries to, merge into or consolidate with any other Person, or

NAI-5017059007v9 103 permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of related transactions and whether effected pursuant to a division or otherwise) all or any substantial part of its assets (including in a sale and leaseback transaction), or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Person may merge into a Borrower in a transaction in which such Borrower is the surviving corporation, (ii) any Person may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary (provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04), (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of a substantial part of its assets to the Company or to another Subsidiary (provided that (x) in the case of any such sale, transfer, lease or other disposition by a Guarantor, the counterparty to such transaction shall be a Borrower or another Guarantor, (y) in the case of any such sale, transfer, lease or other disposition by a Designated Borrower (other than as set forth in clause (z)), the counterparty to such transaction shall be a Borrower or a Guarantor and (z) solely in the case of a sale, transfer, lease or other disposition by Deckers Hong Kong of all or substantially all of the intellectual property rights owned by it pursuant to the transaction to occur prior to the end of calendar year 2022 and disclosed to the Lenders prior to the Effective Date, up to 15% of the value of its owned intellectual property rights at the time of sale, transfer or other disposition (based on the most recent third party valuation analysis of such intellectual property rights received prior to the Effective Date) may be held by a non-Loan Party Subsidiary of the Company), and (iv) any Subsidiary may liquidate, dissolve or reduce its share capital if the Company determines in good faith that such liquidation, dissolution or reduction in share capital is in the best interests of the Company and is not materially disadvantageous to the Lenders; provided, that any liquidation or dissolution by a Designated Borrower shall be subject to the prior repayment in full of all Obligations of such Designated Borrower (other than any contingent indemnification obligation or similar contingent obligation not yet due and payable) or re-allocation of such Obligations to another Borrower pursuant to documentation reasonably acceptable to the Administrative Agent. (b) Each Borrower will not, and will not permit any of its subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto. SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. Each Borrower will not, and will not permit any of its subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

NAI-5017059007v9 104 (a) Permitted Investments; (b) loans, advances or Guarantees by the Company or any Subsidiary to the Company or any Loan Party, and purchases or other acquisitions by the Company or any Guarantor of the capital stock of any Guarantor; (c) loans and advances by any Loan Party to any Foreign Subsidiary (or any Domestic Subsidiary that is not a Guarantor), purchases or other acquisitions by any Loan Party of the capital stock of any Foreign Subsidiary (or any Domestic Subsidiary that is not a Guarantor) and Guarantees by any Loan Party of Indebtedness or other obligations of any Foreign Subsidiary (or any Domestic Subsidiary that is not a Guarantor); provided that both before and after giving effect to any such loan, advance, purchase, acquisition or Guarantee the Total Net Leverage Ratio would not exceed on a pro forma basis as of the last day of the most recently-ended fiscal quarter for which financial statements are available (A) 3.503.75 to 1.00, in the case of the fiscal quarters ending June 30, March 31 and December 31 of any fiscal year, and (B) 3.754.00 to 1.00, in the case of the fiscal quarter ending September 30 of any fiscal year; (d) (i) loans and advances by any non-Loan Party to the Company or any Subsidiary of the Company, (ii) purchases or other acquisitions by any non-Loan Party of the capital stock of any non-Loan Party or of a Designated Borrower, (iii) Guarantees by any non-Loan Party of the Indebtedness or other obligations of any non-Loan Party or of a Designated Borrower and (iv) loans and advances by any Foreign Subsidiary located in China to any banking institution located in China, so long as (x) such banking institution makes a loan in such amount to any other Foreign Subsidiary located in China and (y) such banking institution is required to repay such loan or advance to the Foreign Subsidiary making such loan or advance using the proceeds of any payment received by such banking institution from such other recipient Foreign Subsidiary located in China; (e) Guarantees constituting Indebtedness permitted by clause (k) of Section 6.01; (f) [Reservedreserved]; (g) Permitted Acquisitions; (h) to the extent permitted by Governmental Authorities, loans and advances made by the Company and its Subsidiaries to their respective officers and employees in the ordinary course of business so long as the aggregate outstanding principal amount thereof does not exceed $5,000,000 at any time; (i) Investments (including debt obligations) received in connection with (i) the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business and (ii) the disposition of assets permitted under Section 6.03;

NAI-5017059007v9 105 (j) existing Investments described in Schedule 6.04 hereto; (k) [Reservedreserved]; (l) investments, loans and advances in an aggregate amount (determined without regard to any write down or write offs of such investments, loans and advances) not to exceed as of the time of making of such investment, loan or advance the Available Basket at such time; provided that, both immediately prior to and after giving effect to the making thereof (i) no Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Company is in compliance with Section 6.10 on a pro forma basis; (m) SheepskinRaw Materials Arrangements; (n) other investments, loans, advances or Guarantees not to exceed $50,000,000 in the aggregate after the First Amendment Effective Date so long as both before and after giving effect to any such transaction the Company would be in compliance with Section 6.10 on a pro forma basis; and (o) other investments, loans, advances and Guarantees so long as both before and after giving effect thereto, (i) no Event of Default has occurred and is continuing, and (ii) the Company would be in compliance with Section 6.10 on a pro forma basis and (iii) the Total Net Leverage Ratio would not exceed 3.50 to 1.00 on a pro forma basis. SECTION 6.05 Swap Agreements. Each Borrower will not, and will not permit any of its subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Company or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Company or any of its Subsidiaries), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Company or any Subsidiary. SECTION 6.06 Restricted Payments. Each Borrower will not, and will not permit any of its subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Company may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (c) the Company may make Restricted Payments pursuant to and in accordance with share based compensation plans or other benefit plans for management or employees of the Company and its Subsidiaries, and (d) the Company may make or declare any other Restricted Payments so long as both before and after giving effect to the making and/orat the time of declaration of any such Restricted Payment, (i) no Event of Default has occurred and is continuing, and (ii) the Company would be in compliance with Section 6.10 on a pro forma basis and (iii) the Total Net Leverage Ratio would not exceed 3.50 to 1.00 on a pro forma basis and (e) the Company may make Restricted Payments in an aggregate amount not to exceed as of the time of making of such investment, loan or advance the Available Basket at such time; provided that after giving effect

NAI-5017059007v9 106 thereto, (A) the Company is in compliance with Section 6.10 on a pro forma basis and (B) no Event of Default shall have occurred and be continuing or would result therefrom.. SECTION 6.07 Transactions with Affiliates. Each Borrower will not, and will not permit any of its subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Company and its Subsidiaries not involving any other Affiliate and (c) transactions permitted under Sections 6.01, 6.02, 6.03, 6.04 or 6.06. SECTION 6.08 Restrictive Agreements. Each Borrower will not, and will not permit any of its subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) clause (b) of the foregoing shall not apply to prohibitions and restrictions contained in the documents governing the Indebtedness permitted by Section 6.01(k), if any, entered into after the Effective Date so long as the applicable prohibitions or restrictions contained in the documents governing such Indebtedness are not more restrictive or onerous in any material respect than the restrictions set forth in Section 6.06, (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to (x) secured Indebtedness permitted under this Agreement, if such restrictions or conditions apply only to the property or assets securing such Indebtedness or, in the case of the Real Estate Subsidiary, all of the assets of the Real Estate Subsidiary, or (y) Indebtedness of any Foreign Subsidiary permitted hereunder, if such restrictions or conditions apply only to property or assets not held or owned by Deckers Outdoor Corporation or any Domestic Subsidiary of Deckers Outdoor Corporation, or (z) merchant services agreements permitted hereunder and entered into in the ordinary course of business if such restrictions or conditions apply only to the accounts receivable, reserves or credit balances subject thereto, (vi) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof and (vii) the foregoing shall not apply to Indebtedness incurred under Section 6.01(h) or under Section 6.01(l) as long as any such provisions are not materially more restrictive taken as a whole than those contained in the Loan Documents. SECTION 6.09 Accounting Changes. Each Borrower will not, and will not permit any of its subsidiaries to, make any change in accounting policies or reporting

NAI-5017059007v9 107 practices including any change in fiscal year, except as required or permitted by GAAP (or, in relation to any Foreign Subsidiary, generally accepted accounting principles in its jurisdiction of incorporation). SECTION 6.10 Financial Covenant. The Company shall not permit the Total Net Leverage Ratio to be greater than 3.754.00 to 1.00 as of the last day of any fiscal quarter of the Company; provided that after the consummation or making of any Specified Leveraged Acquisition, such maximum Total Net Leverage Ratio shall be increased to 4.004.50 to 1.00 solely for the last day of the fiscal quarter in which such Specified Leveraged Acquisition is consummated or made and for the last day of the next three succeeding fiscal quarters. SECTION 6.11 Prepayments, Etc., of IndebtednessReserved. (a) Each Borrower will not, and will not permit any of its subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness that is subordinated in right of payment to the Loans hereunder, provided that the Company and its subsidiaries shall be permitted to make such prepayments (1) so long as both before and after giving effect thereto, (i) no Event of Default has occurred and is continuing, (ii) the Company would be in compliance with Section 6.10 on a pro forma basis and (iii) the Total Net Leverage Ratio would not exceed 3.50 to 1.00 on a pro forma basis or (2) in an aggregate amount not to exceed as of the time of making of such prepayment the Available Basket at such time; provided that, in the case of this clause (2), after giving effect thereto, (i) the Company is in compliance with Section 6.10 on a pro forma basis and (ii) no Event of Default shall have occurred and be continuing or would result therefrom. (b) Each Borrower will not, and will not permit any of its subsidiaries to, amend, modify or change in any manner any term or condition of any Indebtedness set forth in Schedule 6.01 in a manner that would increase the outstanding principal amount thereof or shorten the final maturity or weighted average life to maturity thereof or is otherwise materially adverse to the Lenders, except for any extensions, renewals and replacements thereof permitted by Section 6.01(b). SECTION 6.12 Canadian Defined Benefit Plans. No Loan Party shall sponsor, maintain, contribute to or otherwise incur liability under any Canadian Defined Benefit Plan unless doing so could not reasonably be expected to result in a Material Adverse Effect. SECTION 6.13 United Kingdom Pensions Act. No Loan Party (and none of its Affiliates or Subsidiaries) shall be an employer (for the purposes of sections 38 to 51 of the United Kingdom Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the United Kingdom Pension Schemes Act 1993) or “connected” with or an “associate” of (as those terms are used in sections 38 or 43 of the United Kingdom Pensions Act 2004) such an employer, in each case, except as could not reasonably be expected to result in a Material Adverse Effect. SECTION 6.14 Section 102(b)(2) of the General Corporation Law of the State of Delaware. To the extent that the Borrowers are legally permitted to do so, the Borrowers agree not to initiate any action in reliance upon, or support any arrangement or compromise under,

NAI-5017059007v9 108 Section 102(b)(2) of the General Corporation Law of the State of Delaware or any other Law related thereto. ARTICLE VII EVENTS OF DEFAULT SECTION 7.01 Events of Default. If any of the following events (“Events of Default”) shall occur: (a) any Borrower shall fail to pay (i) any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise or (ii) any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable and, in the case of such reimbursement obligation, such failure shall continue unremedied for a period of three Business Days; (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days; (c) any representation or warranty made or deemed made by or on behalf of the Company or any Subsidiary in or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, or, subject to the proviso in Section 3.11 of this Agreement, in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to such Borrower’s existence) or 5.08 or in Article VI; (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or the Required Lenders to the Borrowers; (f) any Borrower or any Significant Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, and such failure shall continue unremedied beyond the period (without giving effect to any extensions, waivers, amendments or other modifications of or to such period) of grace, if

NAI-5017059007v9 109 any, provided in such the instrument or agreement under which such Material Indebtedness was created; (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed or, in the case of a UK Borrower or a Significant Subsidiary incorporated in England and Wales or any Borrower incorporated in Singapore, any corporate action, legal proceedings or other procedure or step is taken, seeking (i) liquidation, reorganization, winding-up, dissolution, judicial management, administration, or other relief in respect of any Borrower or any Significant Subsidiary or its debts, or of a substantial part of its assets, under any Debtor Relief Law now or hereafter in effect or (ii) the appointment of a receiver, receiver and manager, liquidator, judicial manager, monitor, interim receiver, manager, administrator, administrative receiver, compulsory manager, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Significant Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days (or, in the case of a UK Borrower, 28 days) or an order or decree approving or ordering any of the foregoing shall be entered; (i) any Borrower or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, winding-up, dissolution, judicial management, reorganization, administration, suspension of payments, moratorium of any indebtedness or other relief under any Debtor Relief Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, receiver and manager, liquidator, monitor, interim receiver, manager, administrator, administrative receiver, compulsory manager, judicial manager, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Significant Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; (j) any Borrower or any Significant Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount (not paid or covered by insurance) in excess of $50,000,000 shall be rendered against any Borrower, any Significant Subsidiary or any combination thereof and the same shall

NAI-5017059007v9 110 remain undischarged for a period of 30 consecutive days from the entry thereof during which execution shall not be effectively stayed or bonded, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Borrower or any Significant Subsidiary to enforce any such judgment; (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (m) any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full (subject to Section 8.02) of all the Obligations, shall cease to be in full force and effect; or any Loan Party shall contest, or support any other Person in contesting, in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party shall deny that it has any or further liability or obligation under any Loan Document, or shall purport to revoke, terminate or rescind any provision of any Loan Document; in each case other than in accordance with the Loan Documents; or (n) a Change in Control shall occur. then, and in every such event (other than an event with respect to any Loan Party described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, and the Company shall cash collateralize the LC Exposure in accordance with Section 2.05(j); and in case of any event with respect to any Loan Party described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, and the Company shall automatically be required to cash collateralize the LC Exposure in accordance with Section 2.05(j). SECTION 7.02 Application of Payments. After the exercise of remedies provided for in this Article (or after the Loans have automatically become immediately due and payable and the LC Exposure have automatically been required to be cash collateralized as described above), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: (a) First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including reasonable fees, charges and disbursements

NAI-5017059007v9 111 of counsel to the Administrative Agent and amounts payable under Sections 2.14, 2.15 and 2.16) payable to the Administrative Agent in its capacity as such; (b) Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and letter of credit fees payable under Section 2.11(b)(i)) payable to the Lenders and the Issuing Bank (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank and amounts payable under Sections 2.14, 2.15 and 2.16), ratably among them in proportion to the respective amounts described in this clause Second payable to them; (c) Third, to payment of that portion of the Obligations constituting accrued and unpaid letter of credit fees payable under Section 2.11(b)(i) and interest on the Loans, LC Exposure and other Obligations, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Third payable to them; (d) Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, LC Exposure and amounts owing under Hedge Agreements and Cash Management Agreements, ratably among the Lenders, the Issuing Bank, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; (e) Fifth, to the Administrative Agent for the account of the Issuing Bank, to cash collateralize that portion of LC Exposure comprised of the aggregate undrawn amount of Letters of Credit in accordance with Section 2.05(j); and (f) Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by law. Subject to Section 2.05(j) amounts used to cash collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. Subject to Section 2.05(j), if any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Notwithstanding the foregoing, Obligations arising under Hedge Agreements and Cash Management Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank or Cash Management Bank, as the case may be. Each Hedge Bank or Cash Management Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if a “Lender” party hereto.

NAI-5017059007v9 112 ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01 Authorization and Action. (a) Each Lender and the Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent under the Loan Documents and each Lender and the Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and the Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and the Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders and the Issuing Bank with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Bank (except in limited circumstances expressly provided for herein relating to the maintenance

NAI-5017059007v9 113 of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, the Issuing Bank other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and the transactions contemplated hereby; (ii) to the extent that English law is applicable to the duties of the Administrative Agent under any of the Loan Documents, Section 1 of the Trustee Act 2000 of the United Kingdom shall not apply to the duties of the Administrative Agent in relation to the trusts constituted by that Loan Document; where there are inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 of the United Kingdom and the provisions of this Agreement or such Loan Document, the provisions of this Agreement shall, to the extent permitted by applicable law, prevail and, in the case of any inconsistency with the Trustee Act 2000 of the United Kingdom, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act; and (iii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account; (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) Neither the Syndication Agent nor anyNo Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and

NAI-5017059007v9 114 shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered on behalf of the Lenders (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank and the Administrative Agent (including any claim under Sections 2.11, 2.12, 2.14, 2.16 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator, judicial manager or other similar official in any such proceeding is hereby authorized by each Lender and the Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Bank, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Issuing Bank in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Bank, and, except solely to the extent of the Borrowers’ rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrowers or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Credit Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article. SECTION 8.02 Administrative Agent’s Reliance, Indemnification, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the

NAI-5017059007v9 115 Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by any Borrower, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any loss, cost or expense suffered by any Borrower, any Subsidiary, any Lender or the Issuing Bank as a result of, any determination of the Revolving Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or the Issuing Bank, or any exchange rate or U.S. Dollar Equivalent. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Company), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or the Issuing Bank and shall not be responsible to any Lender or the Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan

NAI-5017059007v9 116 Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). SECTION 8.03 Posting of Communications. (a) Each Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Bank by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuing Bank and the Borrowers acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there are confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing Bank and the Borrowers hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, THE ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR

NAI-5017059007v9 117 THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or the Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform. (d) Each Lender and the Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and the Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or the Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, the Issuing Bank and the Borrowers agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or the Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. SECTION 8.04 The Administrative Agent Individually. With respect to its Commitment, Loans, LC Exposure and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms “Issuing Bank”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrowers, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Bank. SECTION 8.05 Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Bank and the Company, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have

NAI-5017059007v9 118 accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Company (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Bank and the Borrowers, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and the Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. SECTION 8.06 Acknowledgements of Lenders and Issuing Bank. (a) Each Lender represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and that it has, independently and without reliance upon the Administrative Agent, any Sustainability Structuring Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Sustainability Structuring Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and

NAI-5017059007v9 119 information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Company and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date. (c) (i) Each Lender hereby agrees that (x) ifIf the Administrative Agent (x) notifies a Lender, the Issuing Bank, or any Person who has received funds on behalf of a Lender or the Issuing Bank (any such Lender, Issuing Bank or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (ii)) that any funds (as set forth in such notice from the Administrative Agent) received by such LenderPayment Recipient from the Administrative Agent or any of its Affiliates (whether were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, the Issuing Bank or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise;, individually and collectively, aan “Erroneous Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), andand (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Lender shallErroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.06(c) and held in trust for the benefit of the Administrative Agent, and such Lender or the Issuing Bank shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than onetwo Business DayDays thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such LenderPayment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the NYFRBapplicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the

NAI-5017059007v9 120 Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any LenderPayment Recipient under this Section 8.06(c)(i) shall be conclusive, absent manifest error. (ii) Each Lender hereby furtherWithout limiting Section 8.06(c)(i), each Lender, the Issuing Bank, or any Person who has received funds on behalf of a Lender or the Issuing Bank (and each of their respective successors and assigns), agrees that if it receives a Paymentpayment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) orpayment, prepayment or repayment, (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) or (z) that such Lender, the Issuing Bank, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (A) it acknowledges and agrees that (1) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (2) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (B) such Lender or the Issuing Bank shall (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the

NAI-5017059007v9 121 Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.06(c)(ii). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.06(c)(ii) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.06(c)(i) or on whether or not an Erroneous Payment has been made. (iii) Each Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party.Lender and the Issuing Bank hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or the Issuing Bank under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or the Issuing Bank under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under Section 8.06(c)(i). (iv) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with Section 8.06(c)(i), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrowers) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any promissory notes evidencing such Loans to the applicable Borrower or the Administrative Agent (but the failure of such Person to deliver any such

NAI-5017059007v9 122 promissory notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments, which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrowers shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (v) Subject to Section 9.04 (but excluding, in all events, any assignment consent or approval requirements (whether from any Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and, upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time. (vi) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or the Issuing Bank, to the rights and interests of such Lender or the Issuing Bank) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in

NAI-5017059007v9 123 respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party; provided that this Section 8.06(c) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), any Borrower for the purpose of a payment on the Obligations. (vii) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (ivviii) Each party’s obligations, agreements and waivers under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or, any transfer of rights or obligations by, or the replacement of, a Lender or the Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. SECTION 8.07 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent

NAI-5017059007v9 124 qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has not provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that none of the Administrative Agent or any Arranger is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 8.08 Cash Management Agreements and Hedge Agreements. Except as otherwise expressly set forth herein, no Cash Management Bank or Hedge Bank that obtains the benefits of the remedies or the waterfall of Section 7.02 or the Guaranty by virtue of the provisions hereof or of the Guaranty shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article VIII to the contrary, the

NAI-5017059007v9 125 Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Cash Management Agreements and Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. ARTICLE IX MISCELLANEOUS SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein or under the other Loan Documents shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by electronic mail, as follows: (i) if to any Borrower, c/o the Company at 250 Coromar Drive, Goleta, CA 93117 Attn: Chief Financial Officer, with copies to each of the following: Chief Administrative Officer, Legal Department and Treasury Group (Email: steve.fasching@deckers.com; tom.garcia@deckers.com; chris.greco@deckers.com; treasurygroup@deckers.com); (ii) if to the Administrative Agent, to Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention Jonathan Wronski (Email: jonathan.wronski@citi.com); with a copy to Citibank, N.A., 6460 Las Colinas Blvd, MS CC1-40, Irving, TX 75039, Attention: Natasha A. Howell (Email:Natasha.A.Howell@citi.com); (iii) if to any other Lender or Issuing Bank, to it at its address set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Approved Electronic Platforms, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Notices and other communications to the Lenders hereunder and under the other Loan Documents may be delivered or furnished by using Approved Electronic Platforms pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

NAI-5017059007v9 126 Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Any party hereto may change its address or e-mail address for notices and other communications hereunder by notice to the other parties hereto. SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Subject to Section 2.13(b), Section 2.19(g), Section 2.21(e), Section 2.22(e) and Section 2.23 above and Section 9.02(c) below, neither this Agreement, any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.08(c) or, 2.17(b) or (c) in aor the definition of “Applicable Percentage” in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 7.02 without the written consent of each

NAI-5017059007v9 127 Lender, (vi) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, (vii) release all or substantially all of the value of the Guaranty (other than in a transaction permitted under Section 6.03), without the written consent of each Lender, (viii) amend the definition of “Approved Currency” in order to add any additional currency thereto or to otherwise provide any Borrower with the ability to obtain Loans or Letters of Credit in any additional currencies, in each case without the written consent of each Lender and the Issuing Bank, or (ix) contractually subordinate with respect to payment any Obligations, without the written consent of each Lender, or (x) amend Section 2.21 in any manner that would adversely effect the rights of the Lenders with respect to additional Borrowers, without the consent of each Lender; provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder or under any other Loan Document (including, in the case of the Issuing Bank, any Letter of Credit, letter of credit application or other agreement relating to such Issuing Bank’s LC Exposure) without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be and (y) the Fee Letter, each Cash Management Agreement and each Hedge Agreement may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except as set forth in Section 2.20(b). (c) If the Administrative Agent and the Company acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Company shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. (d) If, in connection with any proposed waiver, amendment or modification of any of the provisions of this Agreement as contemplated by clauses (i) through (viii) of Section 9.02(b), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Company may, at its sole expense, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) and shall grant its consent to the proposed waiver, amendment or modification; provided, that (i) the Company shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld or delayed, and (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts); provided that, for the avoidance of doubt, any Lender being replaced under this

NAI-5017059007v9 128 Section shall not be required to make any effort with respect to finding a replacement Lender or otherwise obtaining a replacement Commitment. SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent, each Sustainability Structuring Agent and their respective Affiliates, including the reasonable fees, charges and disbursements of one external counsel for the Administrative Agent and one local counsel in each reasonably necessary jurisdiction, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) The Company shall indemnify the Administrative Agent, each Sustainability Structuring Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or (y) arise out of any claim, litigation, investigation or proceeding that does not involve an act or omission by any Borrower or any of their respective Affiliates and that is brought by another Indemnitee against such Indemnitee (other than any such claim, litigation, investigation or proceeding brought against the Administrative Agent (in

NAI-5017059007v9 129 its capacity as such) by any other Indemnitee). This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. (c) Each Lender severally agrees to pay any amount required to be paid by the Company under paragraph (a) or (b) of this Section 9.03 to the Administrative Agent and the Issuing Bank, and each Related Party of any of the foregoing Persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Borrowers and without limiting the obligation of any Borrower to do so), ratably according to their respective Applicable Percentage in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), from and against any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent Indemnitee in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (d) To the extent permitted by applicable law none of the Company or any of its Subsidiaries shall, nor shall any Indemnitee assert, and each such Person party hereto hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this clause (d) shall relieve the Company or any of its Subsidiaries of any obligation such party may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (e) All amounts due under this Section shall be payable promptly after written demand therefor. SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrowers may not assign or otherwise transfer any of their respective rights or obligations hereunder (other than as set forth in Section 6.03 hereunder with respect to assignments of obligations of Designated Borrowers to another

NAI-5017059007v9 130 Borrower) without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Assignee) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, it being understood and agreed that it shall be reasonable for the Company to withhold consent for an assignment to an assignee if such assignee is a Foreign Lender which would require the Borrowers to withhold amounts in respect of interest payments to such Foreign Lender) of: (A) Company, provided that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Sections 7.01(a), (b), (h) or (i) has occurred and is continuing, any other assignee, and provided further that the Company shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment to an assignee that is a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the Issuing Bank. As used herein, “Ineligible Assignee” means any Person that is a (a) natural person, (b) Defaulting Lender or its Lender Parent, (c) Borrower or an Affiliate of a Borrower, or (d) holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Assignee if it (x) has not been established for the primary purpose of acquiring any Loans or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business; provided that upon the occurrence of an Event of Default, any Person (other than a Lender) shall be an Ineligible Assignee if after giving effect to any proposed assignment to such Person, such Person

NAI-5017059007v9 131 would hold more than 25% of the then outstanding Revolving Credit Exposure or Commitments, as the case may be. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Company and the Administrative Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of its Commitments and Loans; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500 payable by the assignor or the assignee; (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrowers, the Loan Parties and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and (E) an assignment may, with respect to a Borrower incorporated in the Netherlands, only be made to a person who is a Professional Lender. For the purpose of this paragraph (E), “Professional Lender” means any person who does not form part of the public within the meaning of the Capital Requirements Regulation (EU) No. 575/2013. For the purposes of this Section 9.04(b), the term “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

NAI-5017059007v9 132 (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03); provided however, that no such assignment or transfer shall be deemed to be a waiver of any rights which a Borrower, the Administrative Agent or any other Lender shall have against such Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05(d) or (e), 2.06(b), 2.17(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of, or notice to, the Borrowers, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Assignee, in all or a portion of such Lender’s

NAI-5017059007v9 133 rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Each of the Borrowers agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations therein, including the requirements under Sections 2.16(f) and (g) (it being understood that the documentation required under Section 2.16(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.16(g) will be delivered to the Borrowers and the Administrative Agent) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.18 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.14 or 2.16, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.18(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.17(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to

NAI-5017059007v9 134 any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties herein, in each other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any Obligations are outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

NAI-5017059007v9 135 SECTION 9.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing and the Obligations shall have been accelerated, each Lender, the Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, the Issuing Bank or any such Affiliate, to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or the Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or the Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Bank or their respective Affiliates may have. Each Lender and the Issuing Bank agrees to notify the Borrowers and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and the other Loan Documents shall be construed in accordance with and governed by the law of the State of New York. (b) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such

NAI-5017059007v9 136 action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or its properties in the courts of any jurisdiction. (c) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Loan Party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from suit, jurisdiction of any court, attachment of its assets (whether before or after judgment), and execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any proceedings in the courts of any jurisdiction (and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any immunity in any such proceedings). (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each Designated Borrower hereby irrevocably appoints the Company as its true and lawful attorney-in-fact (the “Service of Process Agent”) in its name, place and stead to accept service of any and all writs, summons and other legal process and any such enforcement proceeding brought in the State of New York of any enforcement proceeding may be made upon such Service of Process Agent and that it will take such action as necessary to continue such appointment in full force and effect or to appoint another such Service of Process Agent satisfactory to the Administrative Agent for service of process. The Company hereby irrevocably accepts such appointment and agrees to serve in the capacity of Service of Process Agent. SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS

NAI-5017059007v9 137 BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates'’ directors, officers, employees and agents, including accountants, legal counsel and other advisors, in each case who have a need to know such Information in accordance with customary banking practices (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the other Loan Documents or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (vii) on a confidential basis to (1) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein, (viii) with the consent of any Borrower or (ix) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than a Borrower. For the purposes of this Section, “Information” means all information received from the Borrowers relating to any Loan Party or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing in this Agreement shall prohibit or in any way restrict any Person from reporting possible violations of law or regulation to, otherwise communicating directly with, cooperating with or providing information to any Governmental Authority, including but not limited to, any bank examiners, the SEC, the U.S. Department of Justice, the Financial Industry Regulatory Authority, the National Futures Association, or the Commodity Futures Trading Commission, the Financial Transactions and Reports Analysis Centre of Canada, the Office of the Superintendent of Financial Institutions

NAI-5017059007v9 138 (Canada), the Royal Canadian Mounted Police, the Commissioner of Competition (Canada), or making other disclosures pursuant to applicable “whistleblower” laws or regulations. SECTION 9.13 Material Non-Public Information. (a) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWERS AND THEIR RESPECTIVE RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (b) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWERS OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT ANY BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. SECTION 9.14 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (including without limitation the Criminal Code (Canada)) (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. SECTION 9.15 No Fiduciary Duty, etc. The Borrowers acknowledge and agree, and acknowledge their subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty

NAI-5017059007v9 139 to the Borrowers with respect to the Loan Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrowers or any other person. The Borrowers agree that they will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrowers acknowledge and agree that no Credit Party is advising the Borrowers as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrowers shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to the Borrowers with respect thereto. The Borrowers further acknowledge and agree, and acknowledge their subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrowers and other companies with which the Borrowers may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. In addition, the Borrowers acknowledge and agree, and acknowledge their subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrowers may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrowers by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrowers in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrowers also acknowledge that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrowers, confidential information obtained from other companies. SECTION 9.16 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act of 2001 (the “Patriot Act”) hereby notifies the Borrowers that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Patriot Act. SECTION 9.17 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan

NAI-5017059007v9 140 Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.18 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such

NAI-5017059007v9 141 Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. SECTION 9.19 Anti-Money Laundering. Each Loan Party acknowledges that, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” Laws, whether within Canada or elsewhere (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Lenders and the Administrative Agent may be required to obtain, verify and record information regarding each Loan Party, their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of any Loan Party, and the transactions contemplated hereby. Each Loan Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or the Administrative Agent, or any prospective assign or participant of a Lender or the Administrative Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence. SECTION 9.20 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Borrower hereunder in the currency expressed to be payable herein (the “Specified Currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with such other currency at the Administrative Agent’s New York office on the Business Day preceding that on which final judgment is given. The obligations of each Borrower in respect of any sum due to any Lender, the Issuing Bank or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the Specified Currency, be discharged only to the extent that on the Business Day following receipt by such Lender, the Issuing Bank or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the Specified Currency with such other currency. If the amount of the Specified Currency so purchased is less than the sum originally due to such Lender, the Issuing Bank or the Administrative Agent, as the case may be, in the Specified Currency, the applicable Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, the Issuing Bank or the Administrative Agent, as the case may be, against such loss. If the amount of the Specified Currency so purchased is greater than the sum originally due to such Lender, the Issuing Bank or the Administrative Agent, as the case may be, in the Specified Currency, the applicable Lender, the Issuing Bank or the Administrative Agent, as the case may be, agrees to return the amount of any such excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law). This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Agreement and the other Loan Documents, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Administrative Agent from time to time and shall continue in full force and effect

NAI-5017059007v9 142 notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or any other Loan Document or under any judgment or order. [rest of page intentionally left blankSignature Pages Intentionally Omitted.]